INVESTOR FINANCIAL SUPPLEMENT
September 30, 2022

Measures used in these financial statements and exhibits that are not based on generally accepted accounting principles ("non-GAAP") are denoted with an asterisk (*) the first time they appear in this document. These measures are defined within the Discussion of Non-GAAP and Other Financial Measures section and are reconciled to the most directly comparable generally accepted accounting principles ("GAAP") measure herein.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.

As of October 26, 2022
Address:
One Hartford Plaza		A.M. Best	Standard & Poor’s	Moody’s
Hartford, CT 06155	Insurance Financial Strength Ratings:
	Hartford Fire Insurance Company	A+	A+	A1
	Hartford Life and Accident Insurance Company	A+	A+	A1
	Navigators Insurance Company	A+	A+	NR

- Hartford Fire Insurance Company and Hartford Life and Accident Insurance Company ratings are on stable outlook at A.M. Best, Moody’s, and Standard and Poor’s
Internet address:	- Navigators Insurance Company ratings are on stable outlook at A.M. Best and Standard and Poor's
http://www.thehartford.com	NR - Not Rated

Other Ratings:
Contact:	Senior debt	a-	BBB+	Baa1
Susan Spivak Bernstein	Junior subordinated debentures	bbb	BBB-	Baa2
Senior Vice President	Preferred stock	bbb	BBB-	Baa3
Investor Relations
Phone (860) 547-6233	- The Hartford Financial Services Group, Inc. senior debt, junior subordinated debentures, and preferred stock are on stable outlook at A.M. Best, Standard and Poor’s, and Moody's.

TRANSFER AGENT
	Stockholder correspondence should be mailed to:	Overnight correspondence should be mailed to:
	Computershare	Computershare
	P.O. Box 505000	462 South 4th Street, Suite 1600
	Louisville, KY 40233	Louisville, KY 40202

Common stock and preferred stock of The Hartford Financial Services Group, Inc. are traded on the New York Stock Exchange under the symbols “HIG” and "HIG PR G", respectively.
This report is for information purposes only. It should be read in conjunction with documents filed by The Hartford Financial Services Group, Inc. with the U.S. Securities and Exchange
Commission, including, without limitation, the most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
INVESTOR FINANCIAL SUPPLEMENT

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
CONSOLIDATED FINANCIAL RESULTS

	THREE MONTHS ENDED							NINE MONTHS ENDED
	Sept 30 2022	Jun 30 2022	Mar 31 2022	Dec 31 2021	Sept 30 2021	Jun 30 2021	Mar 31 2021	Sept 30 2022	Sept 30 2021
HIGHLIGHTS
Net income	$339	$442	$445	$729	$482	$905	$249	$1,226	$1,636
Net income available to common stockholders [1]	$333	$437	$440	$724	$476	$900	$244	$1,210	$1,620
Core earnings*	$471	$714	$561	$697	$442	$836	$203	$1,746	$1,481
Total revenues	$5,580	$5,373	$5,393	$5,816	$5,686	$5,589	$5,299	$16,346	$16,574
Total assets	$71,801	$72,402	$75,252	$76,578	$76,290	$74,732	$74,201
PER SHARE AND SHARES DATA
Basic earnings per common share
Net income available to common stockholders	$1.03	$1.33	$1.32	$2.14	$1.38	$2.54	$0.68	$3.70	$4.60
Core earnings*	$1.46	$2.18	$1.69	$2.06	$1.28	$2.36	$0.57	$5.33	$4.20
Diluted earnings per common share
Net income available to common stockholders	$1.02	$1.32	$1.30	$2.10	$1.36	$2.51	$0.67	$3.65	$4.54
Core earnings*	$1.44	$2.15	$1.66	$2.02	$1.26	$2.33	$0.56	$5.26	$4.15
Weighted average common shares outstanding (basic)	322.1	327.4	332.3	338.8	345.6	353.7	358.2	327.3	352.5
Dilutive effect of stock compensation	4.2	4.4	5.0	6.0	5.1	4.8	4.0	4.5	4.7
Weighted average common shares outstanding and dilutive potential common shares (diluted)	326.3	331.8	337.3	344.8	350.7	358.5	362.2	331.8	357.2
Common shares outstanding	319.5	324.7	330.7	334.9	341.8	349.0	357.5
Book value per common share	$39.50	$42.78	$47.06	$52.28	$51.28	$51.32	$48.58
Per common share impact of accumulated other comprehensive income [2]	13.82	10.05	5.14	(0.51)	(0.90)	(1.64)	(0.74)
Book value per common share (excluding AOCI)*	$53.32	$52.83	$52.20	$51.77	$50.38	$49.68	$47.84
Book value per diluted share	$38.99	$42.21	$46.36	$51.36	$50.53	$50.62	$48.04
Per diluted share impact of AOCI	13.64	9.91	5.06	(0.50)	(0.89)	(1.61)	(0.73)
Book value per diluted share (excluding AOCI)*	$52.63	$52.12	$51.42	$50.86	$49.64	$49.01	$47.31
Common shares outstanding and dilutive potential common shares	323.7	329.1	335.7	340.9	346.9	353.8	361.5
RETURN ON COMMON STOCKHOLDER'S EQUITY ("ROE") [3]
Net income available to common stockholders' ROE ("Net income ROE")	12.8%	13.1%	15.4%	13.1%	12.3%	12.3%	10.5%
Core earnings ROE*	14.3%	14.0%	14.8%	12.7%	12.5%	13.1%	10.9%
[1]Net income available to common stockholders includes the impact of preferred stock dividends.
[2]Accumulated other comprehensive income ("AOCI") represents net of tax unrealized gain (loss) on fixed maturities, net gain (loss) on cash flow hedging instruments, foreign currency translation adjustments, and pension and other postretirement benefit plan adjustments.
[3]For reconciliation of Net income ROE to Core earnings ROE, see Appendix beginning on page 33.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
CONSOLIDATED STATEMENTS OF OPERATIONS

	THREE MONTHS ENDED							NINE MONTHS ENDED
	Sept 30 2022	Jun 30 2022	Mar 31 2022	Dec 31 2021	Sept 30 2021	Jun 30 2021	Mar 31 2021	Sept 30 2022	Sept 30 2021
Earned premiums	$4,910	$4,810	$4,651	$4,631	$4,565	$4,460	$4,343	$14,371	$13,368
Fee income	328	341	362	381	377	375	355	1,031	1,107
Net investment income	487	541	509	573	650	581	509	1,537	1,740
Net realized gains (losses)	(166)	(338)	(145)	212	70	147	80	(649)	297
Other revenues	21	19	16	19	24	26	12	56	62
Total revenues	5,580	5,373	5,393	5,816	5,686	5,589	5,299	16,346	16,574
Benefits, losses and loss adjustment expenses [1]	3,408	3,076	3,118	3,173	3,420	2,786	3,350	9,602	9,556
Amortization of deferred acquisition costs ("DAC")	467	453	440	428	419	417	416	1,360	1,252
Insurance operating costs and other expenses	1,203	1,222	1,207	1,233	1,200	1,202	1,144	3,632	3,546
Interest expense	50	51	62	62	58	57	57	163	172
Amortization of other intangible assets	18	17	18	18	18	17	18	53	53
Restructuring and other costs [2]	3	2	5	2	(12)	—	11	10	(1)
Total benefits, losses and expenses	5,149	4,821	4,850	4,916	5,103	4,479	4,996	14,820	14,578
Income before income taxes	431	552	543	900	583	1,110	303	1,526	1,996
Income tax expense	92	110	98	171	101	205	54	300	360
Net income	339	442	445	729	482	905	249	1,226	1,636
Preferred stock dividends	6	5	5	5	6	5	5	16	16
Net income available to common stockholders	333	437	440	724	476	900	244	1,210	1,620
Adjustments to reconcile net income available to common stockholders to core earnings:
Net realized losses (gains), excluded from core earnings, before tax	166	336	146	(212)	(68)	(148)	(77)	648	(293)
Restructuring and other costs, before tax [2]	3	2	5	2	(12)	—	11	10	(1)
Loss on extinguishment of debt, before tax	—	9	—	—	—	—	—	9	—
Integration and other non-recurring M&A costs, before tax [3]	5	6	5	5	8	36	9	16	53
Change in deferred gain on retroactive reinsurance, before tax	—	—	—	173	28	39	6	—	73
Income tax expense (benefit) [4]	(36)	(76)	(35)	5	10	9	10	(147)	29
Core earnings	$471	$714	$561	$697	$442	$836	$203	$1,746	$1,481
[1]P&C incurred losses in the current accident year arising from the Coronavirus Disease 2019 ("COVID-19") pandemic were $3 and $30, respectively, for the three and nine months ended September 30, 2021. There were no current accident year COVID-19 incurred losses in P&C in the three or nine months ended September 30, 2022. The increase in incurred losses in Group Benefits from excess mortality, primarily caused by direct and indirect impacts of COVID-19, were $26 and $117, respectively, for the three and nine months ended September 30, 2022 and were $212 and $422 for the three and nine months ended September 30, 2021. COVID-19 related losses from short-term disability claims were $5 and $9, respectively, for the three and nine months ended September 30, 2022 and were $16 and $23, respectively, for the three and nine months ended September 30, 2021.
[2]Represents restructuring costs related to the Company's Hartford Next operational transformation and cost reduction plan.
[3]Includes integration costs in connection with the 2019 acquisition of Navigators Group and 2017 acquisition of Aetna's group benefits business and the nine months ended September 30, 2021 includes legal and consulting costs associated with the unsolicited proposals from Chubb Limited to acquire the Company.
[4]Primarily represents federal income tax expense (benefit) related to before tax items not included in core earnings and includes the effect of changes in net deferred taxes due to changes in enacted tax rates.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
OPERATING RESULTS BY SEGMENT

	THREE MONTHS ENDED							NINE MONTHS ENDED
	Sept 30 2022	Jun 30 2022	Mar 31 2022	Dec 31 2021	Sept 30 2021	Jun 30 2021	Mar 31 2021	Sept 30 2022	Sept 30 2021
Net income (loss):
Commercial Lines	$286	$389	$383	$702	$357	$569	$129	$1,058	$1,055
Personal Lines	(36)	6	77	81	51	118	135	47	304
Property & Casualty Other Operations ("P&C Other Operations")	6	(20)	8	(121)	22	17	(13)	(6)	26
Property & Casualty ("P&C")	256	375	468	662	430	704	251	1,099	1,385
Group Benefits	86	104	(6)	42	28	170	9	184	207
Hartford Funds	41	34	42	62	56	52	47	117	155
Sub-total	383	513	504	766	514	926	307	1,400	1,747
Corporate	(44)	(71)	(59)	(37)	(32)	(21)	(58)	(174)	(111)
Net income	339	442	445	729	482	905	249	1,226	1,636
Preferred stock dividends	6	5	5	5	6	5	5	16	16
Net income available to common stockholders	$333	$437	$440	$724	$476	$900	$244	$1,210	$1,620

Core earnings (loss):
Commercial Lines	$363	$544	$456	$622	$344	$560	$105	$1,363	$1,009
Personal Lines	(28)	21	84	70	48	113	131	77	292
P&C Other Operations	10	(13)	11	(2)	20	15	(15)	8	20
P&C	345	552	551	690	412	688	221	1,448	1,321
Group Benefits	117	161	8	(12)	19	149	(3)	286	165
Hartford Funds	47	44	50	60	58	51	45	141	154
Sub-total	509	757	609	738	489	888	263	1,875	1,640
Corporate	(38)	(43)	(48)	(41)	(47)	(52)	(60)	(129)	(159)
Core earnings	$471	$714	$561	$697	$442	$836	$203	$1,746	$1,481

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
CONSOLIDATING BALANCE SHEETS

	PROPERTY & CASUALTY		GROUP BENEFITS		HARTFORD FUNDS		CORPORATE [1]		CONSOLIDATED
	Sept 30 2022	Dec 31 2021	Sept 30 2022	Dec 31 2021	Sept 30 2022	Dec 31 2021	Sept 30 2022	Dec 31 2021	Sept 30 2022	Dec 31 2021
Investments
Fixed maturities, available-for-sale ("AFS"), at fair value	$27,699	$33,019	$7,751	$9,451	$—	$—	$267	$377	$35,717	$42,847
Fixed maturities, at fair value using the fair value option	275	124	60	36	—	—	—	—	335	160
Equity securities, at fair value	1,128	1,410	291	338	91	116	168	230	1,678	2,094
Mortgage loans, net	4,292	3,908	1,639	1,475	—	—	—	—	5,931	5,383
Limited partnerships and other alternative investments	3,253	2,689	855	664	—	—	—	—	4,108	3,353
Other investments	128	165	7	9	32	29	1	12	168	215
Short-term investments	1,330	1,332	224	352	212	251	958	1,762	2,724	3,697
Total investments	38,105	42,647	10,827	12,325	335	396	1,394	2,381	50,661	57,749
Cash	148	176	13	15	5	3	9	11	175	205
Restricted cash	103	121	7	11	—	—	—	—	110	132
Premiums receivable and agents’ balances, net	4,447	3,924	543	521	—	—	—	—	4,990	4,445
Reinsurance recoverables, net [2]	6,118	5,997	259	250	—	—	267	276	6,644	6,523
DAC	972	843	31	31	5	7	—	—	1,008	881
Deferred income taxes	925	(22)	77	(228)	10	—	495	520	1,507	270
Goodwill	778	778	723	723	181	181	229	229	1,911	1,911
Property and equipment, net	818	883	59	71	10	11	54	62	941	1,027
Other intangible assets	378	410	408	438	10	10	—	—	796	858
Other assets	2,185	1,856	328	285	81	112	464	324	3,058	2,577
Total assets	$54,977	$57,613	$13,275	$14,442	$637	$720	$2,912	$3,803	$71,801	$76,578
Unpaid losses and loss adjustment expenses	$32,490	$31,449	$8,111	$8,210	$—	$—	$—	$—	$40,601	$39,659
Reserves for future policy benefits [2]	—	—	383	399	—	—	184	197	567	596
Other policyholder funds and benefits payable [2]	—	—	415	426	—	—	244	261	659	687
Unearned premiums	7,891	7,154	43	40	—	—	—	—	7,934	7,194
Debt	—	—	—	—	—	—	4,356	4,944	4,356	4,944
Other liabilities	2,174	3,047	441	355	151	229	1,963	2,024	4,729	5,655
Total liabilities	42,555	41,650	9,393	9,430	151	229	6,747	7,426	58,846	58,735
Common stockholders' equity, excluding AOCI*	14,793	14,845	4,545	4,530	486	491	(2,789)	(2,529)	17,035	17,337
Preferred stock	—	—	—	—	—	—	334	334	334	334
AOCI, net of tax	(2,371)	1,118	(663)	482	—	—	(1,380)	(1,428)	(4,414)	172
Total stockholders' equity	12,422	15,963	3,882	5,012	486	491	(3,835)	(3,623)	12,955	17,843
Total liabilities and stockholders' equity	$54,977	$57,613	$13,275	$14,442	$637	$720	$2,912	$3,803	$71,801	$76,578
[1]Corporate includes fixed maturities, short-term investments, investment sales receivable and cash of $1.1 billion and $1.9 billion as of September 30, 2022 and December 31 2021, respectively, held by the holding company of The Hartford Financial Services Group, Inc. Corporate also includes investments held by Hartford Life and Accident Insurance Company ("HLA") that support reserves for run-off structured settlement and terminal funding agreement liabilities.
[2]Corporate includes retained reserves and reinsurance recoverables for the run-off life and annuity business sold.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
CAPITAL STRUCTURE

	Sept 30 2022	Jun 30 2022	Mar 31 2022	Dec 31 2021	Sept 30 2021	Jun 30 2021	Mar 31 2021
DEBT
Short-term debt	$—	$—	$591	$—	$—	$—	$—
Senior notes	3,857	3,856	3,855	3,854	3,853	$3,264	$3,263
Junior subordinated debentures	499	499	499	1,090	1,090	1,090	1,090
Total debt	$4,356	$4,355	$4,945	$4,944	$4,943	$4,354	$4,353
STOCKHOLDERS’ EQUITY
Total stockholders’ equity	$12,955	$14,226	$15,897	$17,843	$17,862	$18,244	$17,702
Less: Preferred stock	334	334	334	334	334	334	334
Less: AOCI	(4,414)	(3,262)	(1,699)	172	307	570	264
Common stockholders' equity, excluding AOCI	$17,035	$17,154	$17,262	$17,337	$17,221	$17,340	$17,104
CAPITALIZATION
Total capitalization, including AOCI, net of tax	$17,311	$18,581	$20,842	$22,787	$22,805	$22,598	$22,055
Total capitalization, excluding AOCI, net of tax*	$21,725	$21,843	$22,541	$22,615	$22,498	$22,028	$21,791
DEBT TO CAPITALIZATION RATIOS
Total debt to capitalization, including AOCI	25.2%	23.4%	23.7%	21.7%	21.7%	19.3%	19.7%
Total debt to capitalization, excluding AOCI*	20.1%	19.9%	21.9%	21.9%	22.0%	19.8%	20.0%
Total debt and preferred stock to capitalization, including AOCI	27.1%	25.2%	25.3%	23.2%	23.1%	20.7%	21.3%
Total debt and preferred stock to capitalization, excluding AOCI*	21.6%	21.5%	23.4%	23.3%	23.5%	21.3%	21.5%
Total rating agency adjusted debt to capitalization [1] [2]	27.4%	25.7%	25.1%	23.1%	24.3%	22.0%	22.6%
FIXED CHARGE COVERAGE RATIOS
Total earnings to total fixed charges [3]	8.9:1	8.9:1	8.0:1	10.9:1	9.8:1	10.7:1	4.8:1
[1]The leverage calculation reflects adjustments related to the Company’s defined benefit plans' unfunded pension liability, the Company's rental expense on operating leases and uncollateralized letters of credit for Lloyd's of London for a total adjustment of $0.5 billion and $0.9 billion as of September 30, 2022 and 2021, respectively.
[2]Reflects 25% equity credit for the Company's outstanding junior subordinated debentures and 50% equity credit for the Company’s outstanding preferred stock.
[3]Calculated as year to date total earnings divided by year to date total fixed charges. Total earnings represent income before income taxes and total fixed charges (excluding the impact of preferred stock dividends), less undistributed earnings from limited partnerships and other alternative investments. Total fixed charges include interest expense, preferred stock dividends, interest factor attributable to rent expense, capitalized interest and amortization of debt issuance costs.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
STATUTORY CAPITAL TO GAAP STOCKHOLDERS’ EQUITY RECONCILIATION
SEPTEMBER 30, 2022

	P&C	GROUP BENEFITS
U.S. statutory net income [1][2]	$1,107	$246
U.S. statutory capital [2][3]	$11,572	$2,500
U.S. GAAP adjustments [2]:
DAC	862	31
Non-admitted deferred tax assets [4]	208	139
Deferred taxes [5]	106	(218)
Goodwill	136	723
Other intangible assets	51	408
Non-admitted assets other than deferred taxes	838	73
Asset valuation and interest maintenance reserve	—	313
Benefit reserves	(105)	134
Unrealized gains (losses) on investments	(2,808)	(974)
Deferred gain on retroactive reinsurance agreements [6]	(524)	—
Other, net	1,088	753
U.S. GAAP stockholders’ equity of U.S. insurance entities [2]	11,424	3,882
U.S. GAAP stockholders’ equity of international subsidiaries as well as goodwill and other intangible assets related to the acquisition of Navigators Group	998	—
Total U.S. GAAP stockholders’ equity	$12,422	$3,882
[1]Statutory net income is for the nine months ended September 30, 2022.
[2]Excludes insurance operations based in the U.K.
[3]For reporting purposes, statutory capital and surplus is referred to collectively as "statutory capital".
[4]Represents the limitations on the recognition of deferred tax assets under U.S. statutory accounting principles ("U.S. STAT").
[5]Represents the tax timing differences between U.S. GAAP and U.S. STAT.
[6]Represents the deferred gain on retroactive reinsurance associated with U.S. entities for losses ceded to the Navigators and A&E ADC agreements that is recognized within a special category of surplus under U.S. STAT but is recorded within other liabilities under U.S. GAAP.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
ACCUMULATED OTHER COMPREHENSIVE INCOME (LOSS)

	AS OF
	Sept 30 2022	Jun 30 2022	Mar 31 2022	Dec 31 2021	Sept 30 2021	Jun 30 2021	Mar 31 2021
Net unrealized gain (loss) on fixed maturities, AFS	$(3,038)	$(1,858)	$(266)	$1,616	$1,930	$2,204	$1,909
Unrealized loss on fixed maturities, AFS with allowance for credit losses ("ACL")	(7)	(2)	(2)	(2)	(2)	(2)	(2)
Net gains on cash flow hedging instruments	69	30	5	6	13	12	17
Total net unrealized gain (loss)	(2,976)	(1,830)	(263)	1,620	1,941	2,214	$1,924
Foreign currency translation adjustments	14	33	41	41	42	46	44
Pension and other postretirement plan adjustments	(1,452)	(1,465)	(1,477)	(1,489)	(1,676)	(1,690)	(1,704)
Total AOCI	$(4,414)	$(3,262)	$(1,699)	$172	$307	$570	$264

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY
INCOME STATEMENTS

	THREE MONTHS ENDED							NINE MONTHS ENDED
	Sept 30 2022	Jun 30 2022	Mar 31 2022	Dec 31 2021	Sept 30 2021	Jun 30 2021	Mar 31 2021	Sept 30 2022	Sept 30 2021
Written premiums [1]	$3,583	$3,592	$3,516	$3,180	$3,297	$3,254	$3,218	$10,691	$9,769
Change in unearned premium reserve	131	251	310	(71)	104	172	249	692	525
Earned premiums [1]	3,452	3,341	3,206	3,251	3,193	3,082	2,969	9,999	9,244
Fee income	18	17	17	17	16	16	17	52	49
Losses and loss adjustment expenses
Current accident year before catastrophes [2]	2,070	1,944	1,833	1,921	1,830	1,786	1,710	5,847	5,326
Current accident year catastrophes [3]	293	123	98	22	300	128	214	514	642
Prior accident year development [4]	(53)	(58)	(36)	29	90	(149)	229	(147)	170
Total losses and loss adjustment expenses	2,310	2,009	1,895	1,972	2,220	1,765	2,153	6,214	6,138
Amortization of DAC	456	441	428	417	405	404	402	1,325	1,211
Underwriting expenses	610	606	577	608	588	561	544	1,793	1,693
Amortization of other intangible assets	8	7	8	8	8	7	8	23	23
Dividends to policyholders	7	7	7	7	5	6	6	21	17
Underwriting gain (loss)*	79	288	308	256	(17)	355	(127)	675	211
Net investment income	360	407	382	427	487	442	378	1,149	1,307
Net realized gains (losses)	(110)	(225)	(104)	136	57	56	53	(439)	166
Net servicing and other income (expense)	3	2	(2)	3	2	6	2	3	10
Income before income taxes	332	472	584	822	529	859	306	1,388	1,694
Income tax expense	76	97	116	160	99	155	55	289	309
Net income	256	375	468	662	430	704	251	1,099	1,385
Adjustments to reconcile net income to core earnings:
Net realized losses (gains), excluded from core earnings, before tax	109	222	106	(139)	(56)	(56)	(51)	437	(163)
Integration and other non-recurring M&A costs, before tax	3	4	3	4	5	4	7	10	16
Change in deferred gain on retroactive reinsurance, before tax [4]	—	—	—	173	28	39	6	—	73
Income tax expense (benefit) [5]	(23)	(49)	(26)	(10)	5	(3)	8	(98)	10
Core earnings	$345	$552	$551	$690	$412	$688	$221	$1,448	$1,321
ROE
Net income available to common stockholders [6]	15.2%	15.7%	18.4%	15.3%	14.0%	13.8%	11.5%
Adjustments to reconcile net income available to common stockholders to core earnings:
Net realized losses (gains), excluded from core earnings, before tax	2.8%	1.2%	(1.3%)	(2.4%)	(1.8%)	(1.2%)	(1.4%)
Integration and other non-recurring M&A costs, before tax	0.1%	0.1%	0.1%	0.2%	0.2%	0.2%	0.3%
Change in deferred gain on retroactive reinsurance, before tax [4]	1.6%	1.8%	2.1%	2.0%	2.4%	2.2%	2.6%
Income tax expense (benefit) [5]	(1.0%)	(0.7%)	(0.3%)	—%	(0.3%)	(0.5%)	(0.4%)
Impact of AOCI, excluded from core earnings ROE	(1.0%)	(0.2%)	0.6%	1.7%	1.8%	2.0%	0.7%
Core earnings [6]	17.7%	17.9%	19.6%	16.8%	16.3%	16.5%	13.3%
[1]The three months ended March 31, 2022 included a provision for reinstatement premium of $11 as a result of estimated ceded incurred losses related to the Ukraine conflict. Refer to note [3] below.
[2]The three and nine months ended September 30, 2021 included $3 and $30, respectively, of COVID-19 losses and loss adjustment expenses in Commercial Lines, with $30 of losses in the nine month period including $20 in workers' compensation and $10 in financial lines and other.
[3]The three months ended September 30, 2022 included $214 of losses, net of reinsurance, from Hurricane Ian, including $133 in Commercial Lines and $81 in Personal Lines. The three months ended March 31, 2022 included $27 of incurred catastrophe losses net of reinsurance related to the Ukraine conflict, primarily representing losses from political violence and terrorism insurance, including aviation war, and from credit and political risk insurance coverages.
[4]Prior accident year development does not include a benefit for the portion of losses ceded to NICO in excess of ceded premium paid under the Navigators and A&E ADC agreements, which is recognized as a deferred gain under retroactive reinsurance accounting.
[5]Represents federal income tax expense (benefit) related to before tax items not included in core earnings.
[6]Net income ROE and Core earnings ROE are calculated by allocating a portion of debt, interest expense, preferred stock and preferred stock dividends accounted for within Corporate to Property & Casualty.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY
INCOME STATEMENTS (CONTINUED)

	THREE MONTHS ENDED							NINE MONTHS ENDED
	Sept 30 2022	Jun 30 2022	Mar 31 2022	Dec 31 2021	Sept 30 2021	Jun 30 2021	Mar 31 2021	Sept 30 2022	Sept 30 2021
UNFAVORABLE (FAVORABLE) PRIOR ACCIDENT YEAR DEVELOPMENT
Auto liability - Commercial Lines	$11	$12	$—	$—	$9	$—	$—	$23	$9
Auto liability - Personal Lines	(9)	—	(5)	(17)	(30)	(20)	(23)	(14)	(73)
Homeowners	(2)	—	—	1	1	4	(3)	(2)	2
Marine	5	(3)	—	1	(1)	(5)	6	2	—
Professional liability	—	(9)	—	5	—	(6)	(1)	(9)	(7)
Package business	(11)	(13)	(11)	(25)	(20)	(19)	(27)	(35)	(66)
General liability [1]	—	21	12	3	144	—	307	33	451
Bond	—	(4)	—	—	(12)	(14)	—	(4)	(26)
Assumed Reinsurance	—	—	12	(6)	—	(2)	2	12	—
Commercial property	4	(6)	(15)	(2)	(4)	(7)	(13)	(17)	(24)
Net asbestos and environmental reserves	—	—	—	—	—	—	—	—	—
Workers’ compensation	(58)	(40)	(45)	(77)	(30)	(43)	(40)	(143)	(113)
Workers' compensation discount accretion	9	9	9	9	8	9	9	27	26
Catastrophes	(2)	(27)	(3)	(56)	—	(82)	(16)	(32)	(98)
Uncollectible reinsurance	(3)	6	—	4	—	(1)	(9)	3	(10)
Other reserve re-estimates	3	(4)	10	16	(3)	(2)	31	9	26
Prior accident year development before change in deferred gain	(53)	(58)	(36)	(144)	62	(188)	223	(147)	97
Change in deferred gain on retroactive reinsurance included in other liabilities [2]	—	—	—	173	28	39	6	—	73
Total prior accident year development	$(53)	$(58)	$(36)	$29	$90	$(149)	$229	$(147)	$170
[1]The three and nine months ended September 30, 2021 included an increase in reserves for sexual molestation and sexual abuse claims, primarily related to an initial agreement to settle claims against the BSA. On September 14, 2021, the Company announced that it entered into a new agreement-in-principle with the BSA under which The Hartford will pay $787, before tax, for claims associated with policies mostly issued in the 1970s.
[2]For the three and nine months ended September 30, 2021, an increase in deferred gain on retroactive reinsurance of $28 and $73, respectively, was recognized relating to ceding losses to the Navigators ADC in excess of ceded premium paid. For the three months ended September 30, 2021, adverse development on Navigators 2018 and prior accident year reserves was primarily driven by wholesale construction.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PROPERTY & CASUALTY
UNDERWRITING RATIOS

	THREE MONTHS ENDED							NINE MONTHS ENDED
	Sept 30 2022	Jun 30 2022	Mar 31 2022	Dec 31 2021	Sept 30 2021	Jun 30 2021	Mar 31 2021	Sept 30 2022	Sept 30 2021
UNDERWRITING GAIN (LOSS)	$79	$288	$308	$256	$(17)	$355	$(127)	$675	$211
UNDERWRITING RATIOS
Losses and loss adjustment expenses
Current accident year before catastrophes [1]	60.0	58.2	57.2	59.1	57.3	57.9	57.6	58.5	57.6
Current accident year catastrophes	8.5	3.7	3.1	0.7	9.4	4.2	7.2	5.1	6.9
Prior accident year development	(1.5)	(1.7)	(1.1)	0.9	2.8	(4.8)	7.7	(1.5)	1.8
Total losses and loss adjustment expenses	66.9	60.1	59.1	60.7	69.5	57.3	72.5	62.1	66.4
Expenses [2]	30.6	31.0	31.1	31.3	30.8	31.0	31.6	30.9	31.1
Policyholder dividends	0.2	0.2	0.2	0.2	0.2	0.2	0.2	0.2	0.2
Combined ratio	97.7	91.4	90.4	92.1	100.5	88.5	104.3	93.2	97.7
Adjustments to reconcile combined ratio to underlying combined ratio:
Current accident year catastrophes and prior accident year development	(7.0)	(2.0)	(2.0)	(1.6)	(12.2)	0.6	(14.9)	(3.6)	(8.7)
Underlying combined ratio *	90.8	89.4	88.5	90.6	88.3	89.2	89.4	89.6	88.9
[1]The three and nine months ended September 30, 2021 included 0.1 points and 0.3 points, respectively, of COVID-19 losses. See [2] on page 8.
[2]Integration and transaction costs related to the acquisition of Navigators Group are not included in the expense ratio.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
COMMERCIAL LINES
INCOME STATEMENTS

	THREE MONTHS ENDED							NINE MONTHS ENDED
	Sept 30 2022	Jun 30 2022	Mar 31 2022	Dec 31 2021	Sept 30 2021	Jun 30 2021	Mar 31 2021	Sept 30 2022	Sept 30 2021
Written premiums [1]	$2,780	$2,836	$2,809	$2,512	$2,532	$2,494	$2,503	$8,425	$7,529
Change in unearned premium reserve	77	221	323	(1)	83	150	268	621	501
Earned premiums [1]	2,703	2,615	2,486	2,513	2,449	2,344	2,235	7,804	7,028
Fee income	10	10	9	9	8	8	9	29	25
Losses and loss adjustment expenses
Current accident year before catastrophes [2]	1,555	1,467	1,395	1,421	1,351	1,339	1,296	4,417	3,986
Current accident year catastrophes [3]	179	67	81	6	222	93	175	327	490
Prior accident year development	(42)	(88)	(33)	(114)	122	(105)	238	(163)	255
Total losses and loss adjustment expenses	1,692	1,446	1,443	1,313	1,695	1,327	1,709	4,581	4,731
Amortization of DAC	399	385	371	360	348	346	344	1,155	1,038
Underwriting expenses	455	447	425	447	432	405	394	1,327	1,231
Amortization of other intangible assets	7	7	7	8	7	7	7	21	21
Dividends to policyholders	7	7	7	7	5	6	6	21	17
Underwriting gain (loss)	153	333	242	387	(30)	261	(216)	728	15
Net servicing income	2	—	1	2	2	7	2	3	11
Net investment income	315	356	333	372	421	382	327	1,004	1,130
Net realized gains (losses)	(95)	(198)	(91)	118	51	47	44	(384)	142
Other expenses	(5)	(1)	(7)	(3)	(5)	(6)	(4)	(13)	(15)
Income before income taxes	370	490	478	876	439	691	153	1,338	1,283
Income tax expense	84	101	95	174	82	122	24	280	228
Net income	286	389	383	702	357	569	129	1,058	1,055
Adjustments to reconcile net income to core earnings:
Net realized losses (gains), excluded from core earnings, before tax	95	194	93	(120)	(50)	(47)	(43)	382	(140)
Integration and other non-recurring M&A costs, before tax [4]	3	4	3	4	5	4	7	10	16
Change in deferred gain on retroactive reinsurance, before tax	—	—	—	18	28	39	6	—	73
Income tax expense (benefit) [5]	(21)	(43)	(23)	18	4	(5)	6	(87)	5
Core earnings	$363	$544	$456	$622	$344	$560	$105	$1,363	$1,009
[1]Refer to [1] on page 8 for impact related to Ukraine conflict.
[2]Refer to [2] on page 8 for impact related to COVID-19.
[3]Refer to [3] on page 8 for information about catastrophe losses related to Hurricane Ian and the Ukraine conflict.
[4]Includes Navigators Group integration costs.
[5]Primarily represents federal income tax expense (benefit) related to before tax items not included in core earnings and includes the effect of changes in net deferred taxes due to changes in enacted tax rates.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
COMMERCIAL LINES
INCOME STATEMENTS (CONTINUED)

Prior accident year development included the following unfavorable (favorable) reserve development:

	THREE MONTHS ENDED							NINE MONTHS ENDED
	Sept 30 2022	Jun 30 2022	Mar 31 2022	Dec 31 2021	Sept 30 2021	Jun 30 2021	Mar 31 2021	Sept 30 2022	Sept 30 2021
Auto liability	$11	$12	$—	$—	$9	$—	$—	$23	$9
Professional liability	—	(9)	—	5	—	(6)	(1)	(9)	(7)
Package business	(11)	(13)	(11)	(25)	(20)	(19)	(27)	(35)	(66)
General liability [1]	—	(10)	12	3	144	—	307	2	451
Marine	5	(3)	—	1	(1)	(5)	6	2	—
Bond	—	(4)	—	—	(12)	(14)	—	(4)	(26)
Assumed Reinsurance	—	—	12	(6)	—	(2)	2	12	—
Commercial property	4	(6)	(15)	(2)	(4)	(7)	(13)	(17)	(24)
Workers’ compensation	(58)	(40)	(45)	(77)	(30)	(43)	(40)	(143)	(113)
Workers' compensation discount accretion	9	9	9	9	8	9	9	27	26
Catastrophes	(2)	(26)	(3)	(40)	—	(53)	(4)	(31)	(57)
Uncollectible reinsurance	(1)	—	—	—	—	—	(5)	(1)	(5)
Other reserve re-estimates	1	2	8	—	—	(4)	(2)	11	(6)
Prior accident year development before change in deferred gain	(42)	(88)	(33)	(132)	94	(144)	232	(163)	182
Change in deferred gain on retroactive reinsurance included in other liabilities [2]	—	—	—	18	28	39	6	—	73
Total prior accident year development	$(42)	$(88)	$(33)	$(114)	$122	$(105)	$238	$(163)	$255
[1]See [1] on page 9 for discussion related to general liability prior year development for the nine months ended September 30, 2021.
[2]The change in deferred gain on retroactive reinsurance relates to ceding losses to the Navigators ADC in excess of ceded premium paid resulting in a deferred reinsurance benefit.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
COMMERCIAL LINES
UNDERWRITING RATIOS

	THREE MONTHS ENDED							NINE MONTHS ENDED
	Sept 30 2022	Jun 30 2022	Mar 31 2022	Dec 31 2021	Sept 30 2021	Jun 30 2021	Mar 31 2021	Sept 30 2022	Sept 30 2021
UNDERWRITING GAIN (LOSS)	$153	$333	$242	$387	$(30)	$261	$(216)	$728	$15
UNDERWRITING RATIOS
Losses and loss adjustment expenses
Current accident year before catastrophes [1]	57.5	56.1	56.1	56.5	55.2	57.1	58.0	56.6	56.7
Current accident year catastrophes	6.6	2.6	3.3	0.2	9.1	4.0	7.8	4.2	7.0
Prior accident year development	(1.6)	(3.4)	(1.3)	(4.5)	5.0	(4.5)	10.6	(2.1)	3.6
Total losses and loss adjustment expenses	62.6	55.3	58.0	52.2	69.2	56.6	76.5	58.7	67.3
Expenses [2]	31.5	31.7	31.9	32.1	31.8	32.0	32.9	31.7	32.2
Policyholder dividends	0.3	0.3	0.3	0.3	0.2	0.3	0.3	0.3	0.2
Combined ratio [3]	94.3	87.3	90.3	84.6	101.2	88.9	109.7	90.7	99.8
Adjustments to reconcile combined ratio to underlying combined ratio:
Current accident year catastrophes and prior accident year development	(5.0)	0.8	(2.0)	4.3	(14.1)	0.5	(18.4)	(2.1)	(10.6)
Underlying combined ratio	89.3	88.1	88.3	88.9	87.2	89.4	91.2	88.6	89.2

COMBINED RATIOS BY LINE OF BUSINESS
SMALL COMMERCIAL
Combined ratio	89.3	85.2	82.9	79.0	84.5	83.6	95.4	85.9	87.6
Adjustments to reconcile combined ratio to underlying combined ratio:
Current accident year catastrophes	(5.3)	(3.0)	(1.9)	(0.2)	(5.0)	(3.8)	(12.1)	(3.4)	(6.8)
Prior accident year development	4.4	4.7	4.9	9.2	4.4	7.2	5.0	4.7	5.5
Underlying combined ratio	88.5	86.9	85.9	88.0	83.9	87.0	88.3	87.1	86.3
MIDDLE & LARGE COMMERCIAL
Combined ratio	100.7	95.6	94.6	83.5	108.0	92.9	98.9	97.1	100.1
Adjustments to reconcile combined ratio to underlying combined ratio:
Current accident year catastrophes	(6.6)	(2.0)	(2.3)	2.1	(16.3)	(5.8)	(7.0)	(3.7)	(9.8)
Prior accident year development	(0.4)	(0.8)	(0.9)	4.4	(0.4)	4.4	3.3	(0.7)	2.4
Underlying combined ratio	93.7	92.9	91.5	90.0	91.4	91.5	95.3	92.7	92.7
GLOBAL SPECIALTY
Combined ratio [3]	94.2	85.0	96.9	94.8	97.1	91.9	92.4	91.9	93.9
Adjustments to reconcile combined ratio to underlying combined ratio:
Current accident year catastrophes	(9.0)	(2.8)	(6.9)	(3.5)	(6.2)	(1.8)	(2.2)	(6.2)	(3.4)
Prior accident year development	(0.6)	0.9	(1.8)	(2.5)	(4.0)	0.1	(0.3)	(0.5)	(1.4)
Underlying combined ratio	84.5	83.1	88.2	88.8	86.9	90.3	89.9	85.2	89.0
[1]The three and nine months ended September 30, 2021 included COVID-19 losses of 0.1 points and 0.4 points, respectively. See [2] on page 8.
[2]Integration and transaction costs related to the acquisition of Navigators Group are not included in the expense ratio.
[3]The three and nine months ended September 30, 2021 included a change in deferred gain on retroactive reinsurance related to the Navigators ADC of $28 and $73, respectively, representing 1.1 and 1.0 points, respectively, of the Commercial Lines combined ratio and 4.6 points and 4.2 points, respectively, of the global specialty combined ratio.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
COMMERCIAL LINES
SUPPLEMENTAL DATA

	THREE MONTHS ENDED							NINE MONTHS ENDED
	Sept 30 2022	Jun 30 2022	Mar 31 2022	Dec 31 2021	Sept 30 2021	Jun 30 2021	Mar 31 2021	Sept 30 2022	Sept 30 2021
WRITTEN PREMIUMS
Small Commercial	$1,131	$1,145	$1,180	$1,025	$1,012	$977	$1,053	$3,456	$3,042
Middle & Large Commercial	979	907	853	847	884	817	775	2,739	2,476
Middle Market	856	785	724	722	765	720	662	2,365	2,147
National Accounts and Other	123	122	129	125	119	97	113	374	329
Global Specialty [1]	659	772	764	629	625	689	665	2,195	1,979
U.S.	466	516	466	457	452	466	421	1,448	1,339
International	92	103	91	109	81	113	110	286	304
Global Re	101	153	207	63	92	110	134	461	336
Other	11	12	12	11	11	11	10	35	32
Total	$2,780	$2,836	$2,809	$2,512	$2,532	$2,494	$2,503	$8,425	$7,529
EARNED PREMIUMS
Small Commercial	$1,117	$1,081	$1,034	$1,043	$1,015	$956	$916	$3,232	$2,887
Middle & Large Commercial	896	855	828	840	820	788	752	2,579	2,360
Middle Market	774	733	717	725	704	682	653	2,224	2,039
National Accounts and Other	122	122	111	115	116	106	99	355	321
Global Specialty [1]	678	666	613	619	604	589	556	1,957	1,749
U.S.	460	450	426	434	421	406	386	1,336	1,213
International	99	98	87	97	95	99	102	284	296
Global Re	119	118	100	88	88	84	68	337	240
Other	12	13	11	11	10	11	11	36	32
Total	$2,703	$2,615	$2,486	$2,513	$2,449	$2,344	$2,235	$7,804	$7,028

COMMERCIAL LINES STATISTICAL PREMIUM INFORMATION
Small Commercial
Net New Business Premium	$190	$201	$186	$162	$165	$170	$176	$577	$511
Renewal Written Price Increases	3.8%	3.3%	3.1%	3.5%	3.3%	3.1%	2.4%	3.4%	2.9%
Policy Count Retention [2]	86%	85%	86%	85%	84%	84%	84%	86%	84%
Policies in Force (in thousands)	1,411	1,395	1,378	1,366	1,352	1,329	1,304
Middle Market [3]
Net New Business Premium	$150	$130	$120	$124	$139	$147	$122	$400	$408
Renewal Written Price Increases [4]	6.5%	5.2%	5.3%	5.7%	5.7%	6.2%	6.1%	5.7%	6.0%
Policy Count Retention [2]	83%	84%	84%	83%	84%	82%	80%	84%	82%
Global Specialty
Gross New Business Premium [5]	$201	$226	$206	$225	$234	$237	$216	$633	$687
Renewal Written Price Increases [6]	3.2%	5.3%	8.3%	9.1%	10.9%	13.5%	17.1%	5.6%	13.7%
[1]U.S. business includes a small amount of business issued by U.S. insurance entities to U.S. policyholders with international-based exposures ("multinational exposure"). International represents Navigators Group business written in either Lloyd's market or other international markets, which includes U.S.-based exposures.
[2]Policy count retention represents the ratio of the number of renewal policies issued during the current year period divided by the number of policies issued in the previous calendar period before considering policies cancelled subsequent to renewal.
[3]Except for net new business premium, metrics for Middle Market exclude loss sensitive and programs businesses.
[4]During third quarter 2022, the Middle Market renewal written price increase was revised from 4.6% to 5.3% for first quarter 2022 and from 4.3% to 5.2% for second quarter 2022 largely due to recognizing a higher amount of insurance than was originally estimated. Amount of insurance is a component of change in exposure and offsets increases in loss cost trends due to inflation.
[5]Excludes Global Re and Continental Europe Operations and is before ceded reinsurance.
[6]Excludes Global Re, offshore energy policies, credit and political risk insurance policies, political violence and terrorism policies, and any business under which the managing agent of our Lloyd's Syndicate 1221 delegates underwriting authority to coverholders and other third parties.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PERSONAL LINES
INCOME STATEMENTS

	THREE MONTHS ENDED							NINE MONTHS ENDED
	Sept 30 2022	Jun 30 2022	Mar 31 2022	Dec 31 2021	Sept 30 2021	Jun 30 2021	Mar 31 2021	Sept 30 2022	Sept 30 2021
Written premiums	$803	$756	$707	$668	$765	$760	$715	$2,266	$2,240
Change in unearned premium reserve	54	30	(13)	(70)	21	22	(19)	71	24
Earned premiums	749	726	720	738	744	738	734	2,195	2,216
Fee income	8	7	8	8	8	8	8	23	24
Losses and loss adjustment expenses
Current accident year before catastrophes	515	477	438	500	479	447	414	1,430	1,340
Current accident year catastrophes [1]	114	56	17	16	78	35	39	187	152
Prior accident year development	(11)	—	(3)	(31)	(27)	(44)	(42)	(14)	(113)
Total losses and loss adjustment expenses	618	533	452	485	530	438	411	1,603	1,379
Amortization of DAC	57	56	57	57	57	58	58	170	173
Underwriting expenses	153	157	149	159	154	154	148	459	456
Amortization of other intangible assets	1	—	1	—	1	—	1	2	2
Underwriting gain (loss)	(72)	(13)	69	45	10	96	124	(16)	230
Net servicing income	5	4	4	4	6	5	4	13	15
Net investment income	31	35	33	38	44	40	35	99	119
Net realized gains (losses)	(11)	(18)	(9)	12	4	6	7	(38)	17
Other income (expense)	1	(1)	—	1	(1)	—	—	—	(1)
Income (loss) before income taxes	(46)	7	97	100	63	147	170	58	380
Income tax expense (benefit)	(10)	1	20	19	12	29	35	11	76
Net income (loss)	(36)	6	77	81	51	118	135	47	304
Adjustments to reconcile net income (loss) to core earnings (loss):
Net realized losses (gains), excluded from core earnings, before tax	10	19	9	(13)	(4)	(6)	(6)	38	(16)
Income tax expense (benefit) [2]	(2)	(4)	(2)	2	1	1	2	(8)	4
Core earnings (loss)	$(28)	$21	$84	$70	$48	$113	$131	$77	$292
[1]Refer to [3] on page 8 for information about catastrophe losses related to Hurricane Ian.
[2]Represents federal income tax expense (benefit) related to before tax items not included in core earnings.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PERSONAL LINES
INCOME STATEMENTS (CONTINUED)

Prior accident year development included the following unfavorable (favorable) reserve development:

	THREE MONTHS ENDED							NINE MONTHS ENDED
	Sept 30 2022	Jun 30 2022	Mar 31 2022	Dec 31 2021	Sept 30 2021	Jun 30 2021	Mar 31 2021	Sept 30 2022	Sept 30 2021
Auto liability	$(9)	$—	$(5)	$(17)	$(30)	$(20)	$(23)	$(14)	$(73)
Homeowners	(2)	—	—	1	1	4	(3)	(2)	2
Catastrophes	—	(1)	—	(16)	—	(29)	(12)	(1)	(41)
Uncollectible Reinsurance	(2)	—	—	—	—	—	—	(2)	—
Other reserve re-estimates, net	2	1	2	1	2	1	(4)	5	(1)
Total prior accident year development	$(11)	$—	$(3)	$(31)	$(27)	$(44)	$(42)	$(14)	$(113)

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PERSONAL LINES
UNDERWRITING RATIOS

	THREE MONTHS ENDED							NINE MONTHS ENDED
	Sept 30 2022	Jun 30 2022	Mar 31 2022	Dec 31 2021	Sept 30 2021	Jun 30 2021	Mar 31 2021	Sept 30 2022	Sept 30 2021
UNDERWRITING GAIN (LOSS)	$(72)	$(13)	$69	$45	$10	$96	$124	$(16)	$230
UNDERWRITING RATIOS
Losses and loss adjustment expenses
Current accident year before catastrophes	68.8	65.7	60.8	67.8	64.4	60.6	56.4	65.1	60.5
Current accident year catastrophes	15.2	7.7	2.4	2.2	10.5	4.7	5.3	8.5	6.9
Prior accident year development	(1.5)	—	(0.4)	(4.2)	(3.6)	(6.0)	(5.7)	(0.6)	(5.1)
Total losses and loss adjustment expenses	82.5	73.4	62.8	65.7	71.2	59.3	56.0	73.0	62.2
Expenses	27.1	28.4	27.6	28.2	27.4	27.6	27.1	27.7	27.4
Combined ratio	109.6	101.8	90.4	93.9	98.7	87.0	83.1	100.7	89.6
Adjustment to reconcile combined ratio to underlying combined ratio:
Current accident year catastrophes and prior accident year development	(13.7)	(7.7)	(2.0)	2.0	(6.9)	1.3	0.4	(7.9)	(1.8)
Underlying combined ratio	95.9	94.1	88.5	95.9	91.8	88.2	83.5	92.8	87.9
PRODUCT
Automobile
Combined ratio	113.2	101.2	92.8	102.4	96.5	89.2	83.5	102.6	89.8
Adjustment to reconcile combined ratio to underlying combined ratio:
Current accident year catastrophes	(11.9)	(1.4)	(0.3)	(0.4)	(2.3)	(1.3)	(0.5)	(4.7)	(1.4)
Prior accident year development	1.4	0.2	0.9	3.4	5.5	4.2	3.3	0.8	4.3
Underlying combined ratio	102.6	100.0	93.3	105.4	99.7	92.1	86.3	98.7	92.7
Homeowners
Combined ratio	102.6	103.1	85.2	74.8	103.4	82.0	86.8	97.0	90.8
Adjustment to reconcile combined ratio to underlying combined ratio:
Current accident year catastrophes	(22.6)	(21.2)	(7.0)	(6.0)	(28.3)	(12.8)	(15.9)	(17.0)	(19.0)
Prior accident year development	0.4	0.1	(0.8)	6.2	(0.5)	10.0	6.3	(0.1)	5.2
Underlying combined ratio	80.4	82.0	77.4	75.1	74.6	79.2	77.2	79.9	77.0

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PERSONAL LINES
SUPPLEMENTAL DATA

	THREE MONTHS ENDED							NINE MONTHS ENDED
	Sept 30 2022	Jun 30 2022	Mar 31 2022	Dec 31 2021	Sept 30 2021	Jun 30 2021	Mar 31 2021	Sept 30 2022	Sept 30 2021
DISTRIBUTION
WRITTEN PREMIUMS
AARP Direct	$698	$655	$610	$566	$659	$653	$612	$1,963	$1,924
AARP Agency	50	50	48	50	51	51	51	148	153
Other Agency	48	46	43	45	49	50	45	137	144
Other	7	5	6	7	6	6	7	18	19
Total	$803	$756	$707	$668	$765	$760	$715	$2,266	$2,240
EARNED PREMIUMS
AARP Direct	$645	$625	$617	$631	$635	$629	$623	$1,887	$1,887
AARP Agency	50	50	50	52	52	53	53	150	158
Other Agency	46	46	47	48	49	50	51	139	150
Other	8	5	6	7	8	6	7	19	21
Total	$749	$726	$720	$738	$744	$738	$734	$2,195	$2,216
PRODUCT LINE
WRITTEN PREMIUMS
Automobile	$541	$509	$497	$458	$516	$515	$508	$1,547	$1,539
Homeowners	262	247	210	210	249	245	207	719	701
Total	$803	$756	$707	$668	$765	$760	$715	$2,266	$2,240
EARNED PREMIUMS
Automobile	$516	$497	$493	$508	$511	$509	$507	$1,506	$1,527
Homeowners	233	229	227	230	233	229	227	689	689
Total	$749	$726	$720	$738	$744	$738	$734	$2,195	$2,216

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
PERSONAL LINES
SUPPLEMENTAL DATA (CONTINUED)

	THREE MONTHS ENDED							NINE MONTHS ENDED
	Sept 30 2022	Jun 30 2022	Mar 31 2022	Dec 31 2021	Sept 30 2021	Jun 30 2021	Mar 31 2021	Sept 30 2022	Sept 30 2021
STATISTICAL PREMIUM INFORMATION (YEAR OVER YEAR)
Net New Business Premium
Automobile	$71	$57	$58	$52	$58	$56	$53	$186	$167
Homeowners	$22	$19	$15	$14	$17	$16	$13	$56	$46
Renewal Written Price Increases
Automobile	5.0%	4.0%	2.9%	2.6%	2.1%	2.3%	1.8%	4.0%	2.1%
Homeowners	11.8%	9.0%	8.8%	8.1%	8.1%	8.5%	9.4%	9.9%	8.6%
Policy Count Retention [1]
Automobile	85%	84%	84%	84%	84%	85%	85%	84%	85%
Homeowners	84%	84%	84%	84%	84%	85%	85%	84%	85%
Policies in Force (in thousands)
Automobile	1,331	1,315	1,315	1,317	1,328	1,339	1,357
Homeowners	749	756	765	773	786	799	815
[1]Policy count retention represents the ratio of the number of renewal policies issued during the current year period divided by the number of policies issued in the previous calendar period before considering policies cancelled subsequent to renewal.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
P&C OTHER OPERATIONS
INCOME STATEMENTS

	THREE MONTHS ENDED							NINE MONTHS ENDED
	Sept 30 2022	Jun 30 2022	Mar 31 2022	Dec 31 2021	Sept 30 2021	Jun 30 2021	Mar 31 2021	Sept 30 2022	Sept 30 2021
Losses and loss adjustment expenses
Prior accident year development	$—	$30	$—	$174	$(5)	$—	$33	$30	$28
Total losses and loss adjustment expenses	—	30	—	174	(5)	—	33	30	28
Underwriting expenses	2	2	3	2	2	2	2	7	6
Underwriting gain (loss)	(2)	(32)	(3)	(176)	3	(2)	(35)	(37)	(34)
Net investment income	14	16	16	17	22	20	16	46	58
Net realized gains (losses)	(4)	(9)	(4)	6	2	3	2	(17)	7
Other income (expense)	—	—	—	(1)	—	—	—	—	—
Income (loss) before income taxes	8	(25)	9	(154)	27	21	(17)	(8)	31
Income tax expense (benefit)	2	(5)	1	(33)	5	4	(4)	(2)	5
Net income (loss)	6	(20)	8	(121)	22	17	(13)	(6)	26
Adjustments to reconcile net income (loss) to core earnings (loss):
Net realized losses (gains), excluded from core earnings, before tax	4	9	4	(6)	(2)	(3)	(2)	17	(7)
Change in deferred gain on retroactive reinsurance, before tax	—	—	—	155	—	—	—	—	—
Income tax expense (benefit) [1]	—	(2)	(1)	(30)	—	1	—	(3)	1
Core earnings (loss)	$10	$(13)	$11	$(2)	$20	$15	$(15)	$8	$20
[1]Represents federal income tax expense (benefit) related to before tax items not included in core earnings.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
GROUP BENEFITS
INCOME STATEMENTS

	THREE MONTHS ENDED							NINE MONTHS ENDED
	Sept 30 2022	Jun 30 2022	Mar 31 2022	Dec 31 2021	Sept 30 2021	Jun 30 2021	Mar 31 2021	Sept 30 2022	Sept 30 2021
Earned premiums	$1,458	$1,469	$1,445	$1,380	$1,372	$1,378	$1,374	$4,372	$4,124
Fee income	46	48	45	47	43	49	44	139	136
Net investment income	117	130	123	128	159	136	127	370	422
Net realized gains (losses)	(37)	(70)	(16)	70	13	28	19	(123)	60
Total revenues	1,584	1,577	1,597	1,625	1,587	1,591	1,564	4,758	4,742
Benefits, losses and loss adjustment expenses [1]	1,096	1,065	1,221	1,198	1,199	1,019	1,196	3,382	3,414
Amortization of DAC	8	9	9	8	11	10	11	26	32
Insurance operating costs and other expenses	364	365	367	358	336	340	339	1,096	1,015
Amortization of other intangible assets	10	10	10	10	10	10	10	30	30
Total benefits, losses and expenses	1,478	1,449	1,607	1,574	1,556	1,379	1,556	4,534	4,491
Income (loss) before income taxes	106	128	(10)	51	31	212	8	224	251
Income tax expense (benefit)	20	24	(4)	9	3	42	(1)	40	44
Net income (loss)	86	104	(6)	42	28	170	9	184	207
Adjustments to reconcile net income (loss) to core earnings (loss):
Net realized losses (gains), excluded from core earnings, before tax	38	70	16	(70)	(13)	(28)	(18)	124	(59)
Integration and other non-recurring M&A costs, before tax	2	2	2	1	1	2	2	6	5
Income tax expense (benefit) [2]	(9)	(15)	(4)	15	3	5	4	(28)	12
Core earnings (loss)	$117	$161	$8	$(12)	$19	$149	$(3)	$286	$165
Margin
Net income margin	5.4%	6.6%	(0.4%)	2.6%	1.8%	10.7%	0.6%	3.9%	4.4%
Core earnings margin*	7.2%	9.8%	0.5%	(0.8%)	1.2%	9.5%	(0.2%)	5.9%	3.5%
ROE
Net income available to common stockholders [3]	5.4%	3.3%	5.1%	5.0%	5.4%	7.6%	6.4%
Adjustments to reconcile net income available to common stockholders to core earnings:
Net realized losses (gains), excluded from core earnings, before tax	1.6%	0.1%	(2.6%)	(3.2%)	(1.9%)	(1.8%)	(1.2%)
Integration and other non-recurring M&A costs, before tax	0.2%	0.2%	0.2%	0.1%	0.2%	0.3%	0.4%
Income tax expense (benefit) [2]	(0.4%)	—%	0.5%	0.7%	0.4%	0.3%	0.2%
Impact of AOCI, excluded from core earnings ROE	(0.2%)	0.1%	0.3%	0.5%	0.8%	1.1%	0.5%
Core earnings [3]	6.6%	3.7%	3.5%	3.1%	4.9%	7.5%	6.3%
[1]Includes an increase in incurred losses from excess mortality, primarily caused by direct and indirect impacts of COVID-19, of $26 and $212, respectively, for the three months ended September 30, 2022 and 2021 and $117 and $422 for the nine months ended September 30, 2022 and 2021. The $26 increase in excess mortality losses in the third quarter of 2022 included $14 of losses with dates of loss in the third quarter as well as a $12 unfavorable change of estimated losses related to prior quarters. Also includes COVID-19 related losses from short-term disability of $5 and $16, respectively, for the three months ended September 30, 2022 and 2021 and $9 and $23, respectively, for the nine months ended September 30, 2022 and 2021.
[2]Represents federal income tax expense (benefit) related to before tax items not included in core earnings.
[3]Net income ROE and core earnings ROE are calculated by allocating a portion of debt, interest expense, preferred stock and preferred stock dividends accounted for within Corporate to Group Benefits.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
GROUP BENEFITS
SUPPLEMENTAL DATA

	THREE MONTHS ENDED							NINE MONTHS ENDED
	Sept 30 2022	Jun 30 2022	Mar 31 2022	Dec 31 2021	Sept 30 2021	Jun 30 2021	Mar 31 2021	Sept 30 2022	Sept 30 2021
PREMIUMS
Fully insured ongoing premiums
Group disability	$772	$780	$754	$708	$702	$696	$693	$2,306	$2,091
Group life	593	599	597	591	591	603	602	1,789	1,796
Other [1]	88	90	87	81	79	79	77	265	235
Total fully insured ongoing premiums	1,453	1,469	1,438	1,380	1,372	1,378	1,372	4,360	4,122
Total buyouts [2]	5	—	7	—	—	—	2	12	2
Total premiums	$1,458	$1,469	$1,445	$1,380	$1,372	$1,378	$1,374	$4,372	$4,124
SALES (GROSS ANNUALIZED NEW PREMIUMS)
Fully insured ongoing sales
Group disability	$51	$123	$222	$35	$35	$44	$321	$396	$400
Group life	41	70	125	23	31	43	151	236	225
Other [1]	14	11	42	9	16	12	40	67	68
Total fully insured ongoing sales	106	204	389	67	82	99	512	699	693
Total buyouts [2]	5	—	7	—	—	—	2	12	2
Total sales	$111	$204	$396	$67	$82	$99	$514	$711	$695
RATIOS, EXCLUDING BUYOUTS
Group disability loss ratio [3]	68.4%	66.3%	73.2%	71.6%	68.4%	64.2%	68.4%	69.3%	67.0%
Group life loss ratio [4]	83.1%	78.9%	98.4%	105.0%	110.9%	83.6%	108.3%	86.8%	100.9%
Total loss ratio	72.8%	70.2%	81.9%	84.0%	84.7%	71.4%	84.3%	74.9%	80.1%
Expense ratio [5]	25.4%	25.2%	25.9%	26.3%	25.2%	25.1%	25.3%	25.5%	25.2%
[1]Includes other group coverages such as retiree health insurance, critical illness, accident, hospital indemnity and participant accident coverages.
[2]Takeover of open claim liabilities and other non-recurring premium amounts.
[3]Includes losses on short-term disability claims related to COVID-19 of 0.6 points and 2.1 points, respectively, for the three months ended September 30, 2022 and 2021 and 0.4 points and 1.0 points, respectively, for the nine months ended September 30, 2022 and 2021.
[4]Includes an increase in incurred losses from excess mortality, primarily caused by direct and indirect impacts of COVID-19, of 4.4 points and 35.9 points, respectively, for the three months ended September 30, 2022 and 2021 and 6.5 points and 23.5 points, respectively, for the nine months ended September 30, 2022 and 2021.
[5]Integration and transaction costs related to the acquisition of Aetna's U.S. group life and disability business are not included in the expense ratio.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
HARTFORD FUNDS
INCOME STATEMENTS

	THREE MONTHS ENDED							NINE MONTHS ENDED
	Sept 30 2022	Jun 30 2022	Mar 31 2022	Dec 31 2021	Sept 30 2021	Jun 30 2021	Mar 31 2021	Sept 30 2022	Sept 30 2021
Investment management fees	$190	$198	$216	$230	$229	$221	$208	$604	$658
Shareowner servicing fees	21	23	25	25	26	25	24	69	75
Other revenue	45	43	47	52	53	50	51	135	154
Net realized gains (losses)	(9)	(13)	(9)	3	(3)	2	2	(31)	1
Total revenues	247	251	279	310	305	298	285	777	888
Sub-advisory expense	68	71	78	82	83	81	75	217	239
Employee compensation and benefits	27	31	36	32	31	33	37	94	101
Distribution and service	75	81	87	93	94	92	90	243	276
General, administrative and other	25	24	28	25	27	25	25	77	77
Total expenses	195	207	229	232	235	231	227	631	693
Income before income taxes	52	44	50	78	70	67	58	146	195
Income tax expense	11	10	8	16	14	15	11	29	40
Net income	41	34	42	62	56	52	47	117	155
Adjustments to reconcile net income to core earnings:
Net realized losses (gains), excluded from core earnings, before tax	9	13	9	(3)	3	(2)	(2)	31	(1)
Income tax expense (benefit) [1]	(3)	(3)	(1)	1	(1)	1	—	(7)	—
Core earnings	$47	$44	$50	$60	$58	$51	$45	$141	$154
Daily average Hartford Funds AUM	$129,782	$136,841	$150,131	$156,533	$155,041	$150,527	$143,164	$138,843	$149,599
Return on assets (bps, net of tax) [2]
Net income	12.6	9.9	11.2	15.8	14.4	13.8	13.1	11.2	13.8
Core earnings*	14.5	12.9	13.3	15.3	15.0	13.6	12.6	13.5	13.7
ROE
Net income available to common stockholders [3]	48.2%	51.9%	58.0%	57.8%	56.9%	54.3%	52.9%
Adjustments to reconcile net income available to common stockholders to core earnings:
Net realized losses (gains) excluded from core earnings, before tax	7.8%	6.0%	2.0%	(1.1%)	(2.0%)	(4.3%)	(6.3%)
Income tax expense (benefit) [1]	(1.7%)	(1.1%)	—%	0.3%	0.3%	0.9%	1.2%
Impact of AOCI, excluded from core earnings ROE	(1.5%)	(0.9%)	(0.6%)	0.4%	0.4%	0.3%	(0.2%)
Core earnings [3]	52.8%	55.9%	59.4%	57.4%	55.6%	51.2%	47.6%
[1]Represents federal income tax expense (benefit) related to before tax items not included in core earnings.
[2]Represents annualized earnings divided by daily average assets under management ("AUM"), as measured in basis points ("bps") which represents one hundredth of one percent.
[3]Net income ROE and core earnings ROE are calculated by allocating a portion of debt, interest expense, preferred stock and preferred stock dividends accounted for within Corporate to Hartford Funds.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
HARTFORD FUNDS
ASSET VALUE ROLLFORWARD
ASSETS UNDER MANAGEMENT BY ASSET CLASS

	THREE MONTHS ENDED							NINE MONTHS ENDED
	Sept 30 2022	Jun 30 2022	Mar 31 2022	Dec 31 2021	Sept 30 2021	Jun 30 2021	Mar 31 2021	Sept 30 2022	Sept 30 2021
Equity Funds
Beginning balance	$74,891	$89,282	$95,703	$91,600	$93,448	$87,456	$82,123	$95,703	$82,123
Sales	4,257	5,631	6,856	4,840	4,757	5,927	6,202	16,744	16,886
Redemptions	(5,178)	(6,795)	(6,965)	(4,938)	(5,076)	(4,461)	(5,191)	(18,938)	(14,728)
Net flows	(921)	(1,164)	(109)	(98)	(319)	1,466	1,011	(2,194)	2,158
Change in market value and other	(4,842)	(13,227)	(6,312)	4,201	(1,529)	4,526	4,322	(24,381)	7,319
Ending balance	$69,128	$74,891	$89,282	$95,703	$91,600	$93,448	$87,456	$69,128	$91,600
Fixed Income Funds
Beginning balance	$17,388	$18,889	$20,113	$19,632	$18,913	$17,705	$17,034	$20,113	$17,034
Sales	1,084	1,736	1,900	1,965	1,708	2,098	2,258	4,720	6,064
Redemptions	(2,071)	(2,306)	(2,254)	(1,498)	(996)	(1,121)	(1,486)	(6,631)	(3,603)
Net flows	(987)	(570)	(354)	467	712	977	772	(1,911)	2,461
Change in market value and other	(383)	(931)	(870)	14	7	231	(101)	(2,184)	137
Ending balance	$16,018	$17,388	$18,889	$20,113	$19,632	$18,913	$17,705	$16,018	$19,632
Multi-Strategy Investments Funds [1]
Beginning balance	$20,362	$22,603	$23,610	$22,925	$23,039	$22,170	$22,645	$23,610	$22,645
Sales	467	598	722	656	621	629	738	1,787	1,988
Redemptions	(810)	(841)	(826)	(711)	(706)	(718)	(1,751)	(2,477)	(3,175)
Net flows	(343)	(243)	(104)	(55)	(85)	(89)	(1,013)	(690)	(1,187)
Change in market value and other	(991)	(1,998)	(903)	740	(29)	958	538	(3,892)	1,467
Ending balance	$19,028	$20,362	$22,603	$23,610	$22,925	$23,039	$22,170	$19,028	$22,925
Exchange-Traded Funds ("ETF") AUM
Beginning balance	$2,765	$3,211	$3,206	$3,129	$3,111	$2,923	$2,825	$3,206	$2,825
Net flows	28	(34)	143	44	(13)	86	4	137	77
Change in market value and other	(203)	(412)	(138)	33	31	102	94	(753)	227
Ending balance	$2,590	$2,765	$3,211	$3,206	$3,129	$3,111	$2,923	$2,590	$3,129
Mutual Fund and ETF AUM
Beginning balance	$115,406	$133,985	$142,632	$137,286	$138,511	$130,254	$124,627	$142,632	$124,627
Sales - mutual fund	5,808	7,965	9,478	7,461	7,086	8,654	9,198	23,251	24,938
Redemptions - mutual fund	(8,059)	(9,942)	(10,045)	(7,147)	(6,778)	(6,300)	(8,428)	(28,046)	(21,506)
Net flows - ETF	28	(34)	143	44	(13)	86	4	137	77
Net flows - mutual fund and ETF	(2,223)	(2,011)	(424)	358	295	2,440	774	(4,658)	3,509
Change in market value and other	(6,419)	(16,568)	(8,223)	4,988	(1,520)	5,817	4,853	(31,210)	9,150
Ending balance	106,764	115,406	133,985	142,632	137,286	138,511	130,254	106,764	137,286
Talcott Resolution life and annuity separate account AUM [2]	11,063	11,992	14,061	15,263	14,800	15,282	14,944	11,063	14,800
Hartford Funds AUM	$117,827	$127,398	$148,046	$157,895	$152,086	$153,793	$145,198	$117,827	$152,086
[1]Includes balanced, allocation, and alternative investment products.
[2]Represents AUM of the life and annuity business sold in May 2018 that is still managed by the Company's Hartford Funds segment.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
CORPORATE
INCOME STATEMENTS

	THREE MONTHS ENDED							NINE MONTHS ENDED
	Sept 30 2022	Jun 30 2022	Mar 31 2022	Dec 31 2021	Sept 30 2021	Jun 30 2021	Mar 31 2021	Sept 30 2022	Sept 30 2021
Fee income [1]	$11	$13	$13	$12	$12	$14	$12	$37	$38
Other revenue (loss) [2]	—	—	1	—	—	(2)	(8)	1	(10)
Net investment income	7	3	3	16	2	3	3	13	8
Net realized gains (losses)	(10)	(30)	(16)	3	3	61	6	(56)	70
Total revenues (losses)	8	(14)	1	31	17	76	13	(5)	106
Benefits, losses and loss adjustment expenses [3]	2	2	2	3	1	2	1	6	4
Insurance operating costs and other expenses [1][4]	12	23	13	15	17	45	13	48	75
Interest expense	50	51	62	62	58	57	57	163	172
Restructuring and other costs	3	2	5	2	(12)	—	11	10	(1)
Total expenses	67	78	82	82	64	104	82	227	250
Loss before income taxes	(59)	(92)	(81)	(51)	(47)	(28)	(69)	(232)	(144)
Income tax benefit	(15)	(21)	(22)	(14)	(15)	(7)	(11)	(58)	(33)
Net loss	(44)	(71)	(59)	(37)	(32)	(21)	(58)	(174)	(111)
Preferred stock dividends	6	5	5	5	6	5	5	16	16
Net loss available to common stockholders	(50)	(76)	(64)	(42)	(38)	(26)	(63)	(190)	(127)
Adjustments to reconcile net loss available to common stockholders to core loss:
Net realized losses (gains), excluded from core earnings, before tax	10	31	15	—	(2)	(62)	(6)	56	(70)
Integration and other non-recurring M&A costs, before tax [5]	—	—	—	—	2	30	—	—	32
Restructuring and other costs, before tax	3	2	5	2	(12)	—	11	10	(1)
Loss on extinguishment of debt, before tax	—	9	—	—	—	—	—	9	—
Income tax expense (benefit) [6]	(1)	(9)	(4)	(1)	3	6	(2)	(14)	7
Core loss	$(38)	$(43)	$(48)	$(41)	$(47)	$(52)	$(60)	$(129)	$(159)
[1]Includes investment management fees and expenses related to managing third party business, including management of a portion of the invested assets of Talcott Resolution.
[2]The nine months ended September 30, 2021 included $11 of loss before tax from the Company's former retained 9.7% equity interest in Hopmeadow Holdings LP, the limited partnership that acquired Talcott Resolution in May 2018 (collectively referred to as "Talcott Resolution"). The Company sold its retained equity interest on June 30, 2021.
[3]Includes benefits, losses and loss adjustment expenses for run-off structured settlement and terminal funding agreement liabilities.
[4]Insurance operating costs and other expenses in the nine months ended September 30, 2022 includes a $9 loss on extinguishment of debt related to The Hartford's redemption of its 7.875% junior subordinated loans on April 15, 2022.
[5]See note [3] on page 2 for explanation of the integration and other non-recurring M&A costs in the three months ended June 30, 2021.
[6]Represents federal income tax expense (benefit) related to before tax items not included in core earnings.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
INVESTMENT INCOME BEFORE TAX
CONSOLIDATED

	THREE MONTHS ENDED							NINE MONTHS ENDED
	Sept 30 2022	Jun 30 2022	Mar 31 2022	Dec 31 2021	Sept 30 2021	Jun 30 2021	Mar 31 2021	Sept 30 2022	Sept 30 2021
Net Investment Income (Loss)
Fixed maturities [1]
Taxable	$323	$290	$275	$270	$269	$273	$279	$888	$821
Tax-exempt	53	56	56	60	63	65	70	165	198
Total fixed maturities	376	346	331	330	332	338	349	1,053	1,019
Equity securities	15	13	12	30	23	10	10	40	43
Mortgage loans	53	53	50	48	45	45	43	156	133
Limited partnerships and other alternative investments [2]	62	158	126	170	259	191	112	346	562
Other [3]	(1)	(7)	9	15	11	18	14	1	43
Subtotal	505	563	528	593	670	602	528	1,596	1,800
Investment expense	(18)	(22)	(19)	(20)	(20)	(21)	(19)	(59)	(60)
Total net investment income	$487	$541	$509	$573	$650	$581	$509	$1,537	$1,740
Annualized investment yield, before tax [4]	3.5%	3.9%	3.6%	4.1%	4.8%	4.4%	3.8%	3.7%	4.3%
Annualized limited partnerships and other alternative investment yield, before tax [4]	6.3%	17.3%	14.6%	22.1%	39.6%	32.5%	21.1%	13.0%	33.7%
Annualized investment yield, before tax, excluding limited partnership and other alternative investments [4]*	3.3%	3.0%	2.9%	3.1%	3.0%	3.1%	3.1%	3.1%	3.1%
Annualized investment yield, net of tax [4]	2.8%	3.2%	2.9%	3.4%	3.9%	3.6%	3.1%	3.0%	3.6%
Annualized investment yield, net of tax, excluding limited partnership and other alternative investments [4]*	2.7%	2.4%	2.4%	2.5%	2.5%	2.5%	2.6%	2.5%	2.5%
Average reinvestment rate [5]	4.9%	4.5%	3.3%	2.9%	2.6%	2.5%	2.3%	4.1%	2.5%
Average sales/maturities yield [6]	3.7%	3.6%	3.0%	3.3%	3.1%	2.9%	2.9%	3.4%	3.0%
Portfolio duration (in years) [7]	4.0	4.3	4.4	4.3	4.5	4.6	4.8	4.0	4.5
[1]Includes income on short-term investments.
[2]Other alternative investments include an insurer-owned life insurance policy, which is primarily invested in private equity, fixed income, hedge funds and public equity.
[3]Includes changes in fair value of certain equity fund investments and income from derivatives that qualify for hedge accounting and are used to hedge fixed maturities.
[4]Represents annualized net investment income divided by the monthly average invested assets at amortized cost as applicable, excluding repurchase agreement and derivatives book value.
[5]Represents the annualized yield on fixed maturities and mortgage loans that were purchased during the respective period. Excludes U.S. Treasury securities and repurchase agreement and securities lending collateral, if any.
[6]Represents the annualized yield on fixed maturities and mortgage loans that were sold, matured, or redeemed, including calls and pay-downs, during the respective period. Excludes U.S. Treasury securities, cash equivalent securities, and repurchase agreement and securities lending collateral, if any.
[7]Excludes certain short-term investments.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
INVESTMENT INCOME BEFORE TAX
PROPERTY & CASUALTY

	THREE MONTHS ENDED							NINE MONTHS ENDED
	Sept 30 2022	Jun 30 2022	Mar 31 2022	Dec 31 2021	Sept 30 2021	Jun 30 2021	Mar 31 2021	Sept 30 2022	Sept 30 2021
Net Investment Income (Loss)
Fixed maturities [1]
Taxable	$243	$219	$207	$202	$200	$203	$207	$669	$610
Tax-exempt	40	43	41	44	47	49	52	124	148
Total fixed maturities	283	262	248	246	247	252	259	793	758
Equity securities	10	10	9	11	18	8	7	29	33
Mortgage loans	38	38	36	35	31	32	30	112	93
Limited partnerships and other alternative investments [2]	44	123	97	137	198	151	84	264	433
Other [3]	(2)	(9)	6	13	8	15	12	(5)	35
Subtotal	373	424	396	442	502	458	392	1,193	1,352
Investment expense	(13)	(17)	(14)	(15)	(15)	(16)	(14)	(44)	(45)
Total net investment income	$360	$407	$382	$427	$487	$442	$378	$1,149	$1,307
Annualized investment yield, before tax [4]	3.4%	3.9%	3.7%	4.2%	4.8%	4.5%	3.9%	3.7%	4.4%
Annualized limited partnerships and other alternative investment yield, before tax [4]	5.7%	16.7%	14.1%	22.0%	37.3%	31.4%	19.2%	12.4%	31.6%
Annualized investment yield, before tax, excluding limited partnership and other alternative investments [4]	3.3%	2.9%	2.9%	3.0%	3.0%	3.1%	3.2%	3.0%	3.1%
Annualized investment yield, net of tax [4]	2.7%	3.1%	3.0%	3.4%	4.0%	3.7%	3.2%	3.0%	3.6%
Annualized investment yield, net of tax, excluding limited partnership and other alternative investments [4]	2.6%	2.4%	2.4%	2.5%	2.5%	2.6%	2.6%	2.5%	2.5%
Average reinvestment rate [5]	4.9%	4.4%	3.2%	2.8%	2.6%	2.5%	2.3%	4.0%	2.4%
Average sales/maturities yield [6]	3.7%	3.6%	2.9%	3.1%	3.0%	2.9%	2.8%	3.4%	2.9%
Portfolio duration (in years) [7]	3.9	4.2	4.3	4.3	4.5	4.5	4.7	3.9	4.5
Footnotes [1] through [7] are explained on page 26.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
INVESTMENT INCOME BEFORE TAX
GROUP BENEFITS

	THREE MONTHS ENDED							NINE MONTHS ENDED
	Sept 30 2022	Jun 30 2022	Mar 31 2022	Dec 31 2021	Sept 30 2021	Jun 30 2021	Mar 31 2021	Sept 30 2022	Sept 30 2021
Net Investment Income (Loss)
Fixed maturities [1]
Taxable	$75	$69	$67	$67	$69	$69	$71	$211	$209
Tax-exempt	11	12	13	14	14	15	16	36	45
Total fixed maturities	86	81	80	81	83	84	87	247	254
Equity securities	3	2	2	3	4	1	2	7	7
Mortgage loans	15	15	14	13	14	13	13	44	40
Limited partnerships and other alternative investments [2]	18	35	29	33	61	40	28	82	129
Other [3]	—	2	3	3	2	3	2	5	7
Subtotal	122	135	128	133	164	141	132	385	437
Investment expense	(5)	(5)	(5)	(5)	(5)	(5)	(5)	(15)	(15)
Total net investment income	$117	$130	$123	$128	$159	$136	$127	$370	$422
Annualized investment yield, before tax [4]	4.0%	4.4%	4.2%	4.4%	5.4%	4.7%	4.4%	4.2%	4.8%
Annualized limited partnerships and other alternative investment yield, before tax [4]	8.7%	19.4%	16.7%	22.3%	49.7%	37.1%	29.8%	15.4%	42.9%
Annualized investment yield, before tax, excluding limited partnership and other alternative investments [4]	3.6%	3.4%	3.4%	3.4%	3.5%	3.5%	3.5%	3.5%	3.5%
Annualized investment yield, net of tax [4]	3.2%	3.6%	3.4%	3.5%	4.4%	3.8%	3.5%	3.4%	3.9%
Annualized investment yield, net of tax, excluding limited partnership and other alternative investments [4]	2.9%	2.8%	2.8%	2.8%	2.8%	2.8%	2.9%	2.8%	2.8%
Average reinvestment rate [5]	4.8%	4.7%	3.6%	3.1%	2.9%	2.7%	2.8%	4.4%	2.8%
Average sales/maturities yield [6]	4.0%	3.8%	3.3%	3.7%	3.5%	3.4%	3.3%	3.7%	3.4%
Portfolio duration (in years) [7]	4.8	5.0	5.2	5.4	5.6	5.7	5.8	4.8	5.6
Footnotes [1] through [7] are explained on page 26.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
NET INVESTMENT INCOME
CONSOLIDATED

	THREE MONTHS ENDED							NINE MONTHS ENDED
Net Investment Income by Segment	Sept 30 2022	Jun 30 2022	Mar 31 2022	Dec 31 2021	Sept 30 2021	Jun 30 2021	Mar 31 2021	Sept 30 2022	Sept 30 2021
Net Investment Income
Commercial Lines	$315	$356	$333	$372	$421	$382	$327	$1,004	$1,130
Personal Lines	31	35	33	38	44	40	35	99	119
P&C Other Operations	14	16	16	17	22	20	16	46	58
Total Property & Casualty	360	407	382	427	487	442	378	1,149	1,307
Group Benefits	117	130	123	128	159	136	127	370	422
Hartford Funds	3	1	1	2	2	—	1	5	3
Corporate	7	3	3	16	2	3	3	13	8
Total net investment income by segment	$487	$541	$509	$573	$650	$581	$509	$1,537	$1,740

	THREE MONTHS ENDED							NINE MONTHS ENDED
Net Investment Income From Limited Partnerships and Other Alternative Investments	Sept 30 2022	Jun 30 2022	Mar 31 2022	Dec 31 2021	Sept 30 2021	Jun 30 2021	Mar 31 2021	Sept 30 2022	Sept 30 2021
Total Property & Casualty	$44	$123	$97	$137	$198	$151	$84	$264	$433
Group Benefits	18	35	29	33	61	40	28	82	129
Total net investment income from limited partnerships and other alternative investments [1]	$62	$158	$126	$170	$259	$191	$112	$346	$562
[1]Amounts are included above in total net investment income by segment.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
COMPONENTS OF NET REALIZED GAINS (LOSSES)
CONSOLIDATED

	THREE MONTHS ENDED							NINE MONTHS ENDED
	Sept 30 2022	Jun 30 2022	Mar 31 2022	Dec 31 2021	Sept 30 2021	Jun 30 2021	Mar 31 2021	Sept 30 2022	Sept 30 2021
Net Realized Gains (Losses)
Gross gains on sales of fixed maturities	$16	$15	$23	$157	$63	$68	$31	$54	$162
Gross losses on sales of fixed maturities	(81)	(80)	(95)	(35)	(8)	(15)	(31)	(256)	(54)
Equity securities [1]	(81)	(262)	(107)	93	3	88	43	(450)	134
Net credit losses on fixed maturities, AFS	(3)	—	(12)	—	—	—	4	(15)	4
Change in ACL on mortgage loans	—	(5)	(2)	(3)	(2)	10	4	(7)	12
Intent-to-sell impairments	(2)	—	(3)	—	—	—	—	(5)	—
Other net gains (losses) [2]	(15)	(6)	51	—	14	(4)	29	30	39
Total net realized gains (losses)	(166)	(338)	(145)	212	70	147	80	(649)	297
Net realized gains, included in core earnings, before tax	—	2	(1)	—	(2)	1	(3)	1	(4)
Total net gains (losses) excluded from core earnings, before tax	(166)	(336)	(146)	212	68	148	77	(648)	293
Income tax benefit (expense) related to net realized gains (losses) excluded from core earnings	34	73	29	(46)	(14)	(32)	(15)	136	(61)
Total net realized gains (losses) excluded from core earnings, after tax	$(132)	$(263)	$(117)	$166	$54	$116	$62	$(512)	$232
[1]Includes all changes in fair value and trading gains and losses for equity securities.
[2]Includes changes in value of fair value option securities and non-qualifying derivatives, including credit derivatives, interest rate derivatives used to manage duration, equity derivatives, and commodity derivatives. Also includes periodic net coupon settlements on credit derivatives, which are included in core earnings, as well as transactional foreign currency revaluation.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
COMPOSITION OF INVESTED ASSETS
CONSOLIDATED

	Sept 30 2022		Jun 30 2022		Mar 31 2022		Dec 31 2021		Sept 30 2021
	Amount [1]	Percent	Amount	Percent	Amount	Percent	Amount [1]	Percent	Amount	Percent
Total investments	$50,661	100.0%	$52,392	100.0%	$55,951	100.0%	$57,749	100.0%	$57,574	100.0%
Asset-backed securities	$1,892	5.3%	$1,342	3.6%	$942	2.4%	$1,135	2.7%	$1,207	2.7%
Collateralized loan obligations	2,919	8.2%	2,890	7.6%	2,971	7.4%	3,025	7.1%	3,011	6.9%
Commercial mortgage-backed securities	3,278	9.2%	3,398	8.9%	3,722	9.3%	4,119	9.6%	4,191	9.5%
Corporate	14,888	41.7%	16,151	42.8%	17,618	43.8%	18,707	43.6%	18,861	43.0%
Foreign government/government agencies	584	1.6%	661	1.7%	784	1.9%	910	2.1%	953	2.2%
Municipal [2]	6,197	17.3%	7,067	18.6%	7,594	18.8%	8,257	19.3%	8,878	20.2%
Residential mortgage-backed securities	3,724	10.4%	3,929	10.3%	3,936	9.8%	3,643	8.5%	3,286	7.4%
U.S. Treasuries	2,235	6.3%	2,449	6.5%	2,666	6.6%	3,051	7.1%	3,555	8.1%
Total fixed maturities, AFS [3]	$35,717	100.0%	$37,887	100.0%	$40,233	100.0%	$42,847	100.0%	$43,942	100.0%
U.S. government/government agencies	$5,018	14.0%	$5,326	14.0%	$5,426	13.5%	$5,881	13.7%	$6,640	15.1%
AAA	5,675	15.9%	5,576	14.7%	5,728	14.2%	6,133	14.3%	6,183	14.1%
AA	6,465	18.1%	6,847	18.1%	7,324	18.2%	7,718	18.0%	7,794	17.7%
A	8,972	25.1%	9,660	25.5%	10,300	25.6%	10,962	25.6%	11,068	25.2%
BBB	7,732	21.7%	8,514	22.5%	9,060	22.5%	9,708	22.7%	9,895	22.5%
BB	1,333	3.8%	1,383	3.7%	1,799	4.5%	1,811	4.2%	1,769	4.0%
B	490	1.4%	548	1.4%	560	1.4%	599	1.4%	550	1.3%
CCC	16	—%	22	0.1%	27	0.1%	30	0.1%	38	0.1%
CC & below	16	—%	11	—%	9	—%	5	—%	5	—%
Total fixed maturities, AFS [3]	$35,717	100.0%	$37,887	100.0%	$40,233	100.0%	$42,847	100.0%	$43,942	100.0%
[1]Amount represents the value at which the assets are presented in the Consolidating Balance Sheets (page 4).
[2]Primarily comprised of $4.7 billion in Property & Casualty, $1.4 billion in Group Benefits, and $0.1 billion in Corporate as of September 30, 2022.
[3]Fixed maturities, at fair value using the fair value option are not included.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
INVESTED ASSET EXPOSURES
SEPTEMBER 30, 2022

	Cost or Amortized Cost	Fair Value	Percent of Total Invested Assets
Top Ten Corporate Fixed Maturity, AFS and Equity Exposures by Sector
Financial services	$5,412	$4,894	9.7%
Technology and communications	2,602	2,307	4.6%
Consumer non-cyclical	2,196	1,970	3.9%
Utilities	1,942	1,693	3.3%
Capital goods	1,422	1,282	2.5%
Energy [1]	1,292	1,163	2.3%
Consumer cyclical	1,226	1,103	2.2%
Basic industry	818	732	1.4%
Transportation	730	641	1.3%
Other	837	781	1.5%
Total	$18,477	$16,566	32.7%
Top Ten Exposures by Issuer [2]
Apple Inc.	$185	$181	0.4%
Morgan Stanley	194	173	0.3%
Mitsubishi UFJ Financial Group	180	173	0.3%
Cooperatieve Rabobank UA	183	172	0.3%
Goldman Sachs Group Inc.	179	149	0.3%
JPMorgan Chase & Company	176	148	0.3%
Toronto Dominion Bank	169	148	0.3%
Hyundai Motor Company	162	141	0.3%
Penske Corporation	141	135	0.3%
Grand Parkway Transportation Corporation of Texas	133	134	0.3%
Total	$1,702	$1,554	3.1%
[1]Excludes investments in foreign government, government agency securities or other fixed maturities that are correlated to energy exposure but are not direct obligations of, or exposures to, energy-related companies.
[2]Excludes U.S. government and government agency securities, mortgage obligations issued by government sponsored agencies, cash equivalent securities, exchange-traded mutual funds, structured securities, limited partnerships and other alternative investments, mortgage loans, and exposures resulting from derivative transactions.

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
APPENDIX
BASIS OF PRESENTATION AND DEFINITIONS
All amounts are in millions, except for per share and ratio information, unless otherwise stated. Amounts presented throughout this document have been rounded for presentation purposes.
The Hartford Financial Services Group, Inc. (the "Company", "we", or "our") currently conducts business principally in five reporting segments: Commercial Lines, Personal Lines, Property & Casualty Other Operations ("P&C Other Operations"), Group Benefits and Hartford Funds, as well as a Corporate category.
Property & Casualty ("P&C") businesses consist of three reporting segments: Commercial Lines, Personal Lines and P&C Other Operations. Commercial Lines provides workers’ compensation, property, automobile, general liability, umbrella, professional liability, bond, marine, livestock and accident and health reinsurance to businesses in the United States ("U.S.") and internationally. Commercial Lines generally consists of products written for small businesses, middle market companies as well as national and multi-national accounts, largely distributed through retail agents and brokers, wholesale agents and global and specialty reinsurance brokers. Small commercial and middle market lines within middle & large commercial are generally referred to as standard commercial lines. Global specialty provides a variety of customized insurance products, including reinsurance. Personal Lines provides automobile, homeowners and personal umbrella coverages to individuals across the U.S., including a special program designed exclusively for members of AARP. P&C Other Operations includes certain property and casualty operations, managed by the Company, that have discontinued writing new business and represent approximately 85% of the Company's asbestos and environmental exposures.
Group Benefits provides group life, accident and disability coverage, group retiree health and voluntary benefits to individual members of employer groups and associations. Group Benefits offers disability underwriting, administration, claims processing and reinsurance to other insurers and self-funded employer plans.
Hartford Funds provides investment management, administration, distribution and related services to investors through investment products in domestic markets. Mutual fund and exchange-traded funds are sold primarily through retail, bank trust and registered investment advisor channels.
The Company includes in the Corporate category reserves for run-off structured settlement and terminal funding agreement liabilities, restructuring costs, capital raising activities (including equity financing, debt financing and related interest expense), transaction expenses incurred in connection with an acquisition, certain M&A costs, purchase accounting adjustments related to goodwill, and other expenses not allocated to the reporting segments. Corporate also includes investment management fees and expenses related to managing third party business, including management of a portion of the invested assets of Talcott Resolution Life, Inc. and its subsidiaries as well as certain affiliates. In addition, up until June 30, 2021 when the investment was sold, Corporate included a 9.7% ownership interest in Hopmeadow Holdings, LP, the legal entity that acquired the life and annuity business in May 2018 (Hopmeadow Holdings, LP, Talcott Resolution Life Inc., and its subsidiaries are collectively referred to as "Talcott Resolution").
Certain operating and statistical measures for P&C Commercial Lines and for Personal Lines have been incorporated herein to provide supplemental data that indicate current trends in the Company's business. These measures include policies in-force, net new business premium, gross new business premium, policy count retention, and renewal written price increases. Policy count retention represents the ratio of the number of renewal policies issued during the current year period divided by the number of policies issued in the previous calendar period before considering policies cancelled subsequent to renewal. Renewal written price increases for Commercial Lines represent the combined effect of rate changes and individual risk pricing decisions per unit of exposure since the prior year on policies that renewed and, for small commercial and middle market business, includes amount of insurance, which is a component of change in exposure and offsets increases in loss cost trends due to inflation. For Personal Lines, renewal written price increases represent the total change in premium per policy since the prior year on those policies that renewed and includes the combined effect of rate changes, amount of insurance and other changes in exposure. For Personal Lines, other changes in exposure include, but are not limited to, the effect of changes in number of drivers, vehicles and incidents, as well as changes in customer policy elections, such as deductibles and limits. Net new business premium represents the amount of premiums charged, after ceded reinsurance, for policies issued to customers who were not insured with the Company in the previous policy term. Net new business premium plus renewal written premium equals total written premium. Gross new business premium represents the amount of premiums charged, before ceded reinsurance, for policies issued to customers who were not insured with the Company in the previous policy term. Gross new business premium plus gross renewal written premium less ceded reinsurance equals total written premium. For global specialty, gross new business premium is used by management, as it is thought to be more indicative of new business growth trends, in part because global specialty includes the Global Re assumed reinsurance book of business.
The Company, along with others in the property and casualty insurance industry, uses underwriting ratios as measures of performance. The loss and loss adjustment expense ratio is the ratio of losses and loss adjustment expenses to earned premiums. The expense ratio is the ratio of underwriting expenses less fee income to earned premiums. Underwriting expenses included in the expense ratio consist of amortization of deferred policy acquisition costs and insurance operating costs and expenses, including certain centralized services and bad debt expense, but excluding integration and other non-recurring M&A costs. The policyholder dividend ratio is the ratio of policyholder dividends to earned premiums. The combined ratio is the sum of the loss and loss adjustment expense ratio, the expense ratio and the policyholder dividend ratio. These ratios are relative measurements that describe the related cost of losses, expenses and policyholder dividends for every $100 of earned premiums. A combined ratio below 100 demonstrates underwriting profit; a combined ratio above 100 demonstrates underwriting losses. The current accident year catastrophe ratio (a component of the loss ratio) represents the ratio of catastrophe losses and loss adjustment expenses incurred in the current accident year to earned premiums. The prior accident year loss and loss adjustment expense ratio (a component of the loss ratio) represents the increase (decrease) in the estimated cost of settling catastrophe and non-catastrophe claims incurred in prior accident years as recorded in the current calendar year divided by earned premiums.
A catastrophe is a severe loss, resulting from natural or man-made events, including risks such as fire, earthquake, windstorm, explosion, terrorist attack, civil unrest and similar events. Each catastrophe has unique characteristics and the events are unpredictable as to timing or loss amount. Catastrophe losses are not included in either earnings or in losses and loss adjustment expense reserves prior to occurrence of the catastrophe event. The Company believes that a discussion of the effect of catastrophes is meaningful for investors to understand the variability of periodic earnings. For U.S. events, a catastrophe is an event that causes $25 or more in industry insured property losses and affects a significant number of property and casualty policyholders and insurers, as defined by the Property Claim Service office of Verisk. For international events, the Company's approach is similar, informed, in part, by how Lloyd's of London defines major losses and, consistent with that definition, incurred losses arising from the Ukraine conflict have been accounted for as catastrophe losses. The Company does not treat incurred benefits and losses arising from the COVID-19 pandemic as catastrophe losses.
The Company, along with others in the insurance industry, uses loss and expense ratios as measures of the Group Benefits segment's performance. The loss ratio is the ratio of benefits, losses and loss adjustment expenses, excluding those related to buyout premiums, to premiums and other considerations, excluding buyout premiums. The expense ratio is the ratio of insurance operating costs and other expenses (excluding integration and other non-recurring M&A costs) to premiums and other considerations, excluding buyout premiums. Buyout premiums represent takeover of open claim liabilities and other non-recurring premium amounts. The Hartford Funds segment provides supplemental data on sales, redemptions, net flows and account value that indicate current trends in that segment.

DISCUSSION OF NON-GAAP AND OTHER FINANCIAL MEASURES
The Company uses non-GAAP and other financial measures in this Investor Financial Supplement to assist investors in analyzing the Company's operating performance. Because the Company's calculation of these measures may differ from similar measures used by other companies, investors should be careful when comparing the Company's non-GAAP and other financial measures to those of other companies. Non-GAAP measures are indicated with an asterisk the first time they appear in this document.
Core earnings- The Hartford uses the non-GAAP measure core earnings as an important measure of the Company’s operating performance. The Hartford believes that core earnings provides investors with a valuable measure of the performance of the Company’s ongoing businesses because it reveals trends in our insurance and financial services businesses that may be obscured by including the net effect of certain items. Therefore, the following items are excluded from core earnings:
•Certain realized gains and losses - Some realized gains and losses are primarily driven by investment decisions and external economic developments, the nature and timing of which are unrelated to the insurance and underwriting aspects of our business. Accordingly, core earnings excludes the effect of all realized gains and losses that tend to be highly variable from period to period based on capital market conditions. The Hartford believes, however, that some realized gains and losses are integrally related to our insurance operations, so core earnings includes net realized gains and losses such as net periodic settlements on credit derivatives. These net realized gains and losses are directly related to an offsetting item included in the income statement such as net investment income.
•Restructuring and other costs - Costs incurred as part of a restructuring plan are not a recurring operating expense of the business.
•Loss on extinguishment of debt - Largely consisting of make-whole payments or tender premiums upon paying debt off before maturity, these losses are not a recurring operating expense of the business.
•Gains and losses on reinsurance transactions - Gains or losses on reinsurance, such as those entered into upon sale of a business or to reinsure loss reserves, are not a recurring operating expense of the business.
•Integration and other non-recurring M&A costs - These costs, including transaction costs incurred in connection with an acquired business, are incurred over a short period of time and do not represent an ongoing operating expense of the business.
•Change in loss reserves upon acquisition of a business - These changes in loss reserves are excluded from core earnings because such changes could obscure the ability to compare results in periods after the acquisition to results of periods prior to the acquisition.
•Deferred gain resulting from retroactive reinsurance and subsequent changes in the deferred gain - Retroactive reinsurance agreements economically transfer risk to the reinsurers and including the full benefit from retroactive reinsurance in core earnings provides greater insight into the economics of the business.
•Change in valuation allowance on deferred taxes related to non-core components of before tax income - These changes in valuation allowances are excluded from core earnings because they relate to non-core components of before tax income, such as tax attributes like capital loss carryforwards.
•Results of discontinued operations - These results are excluded from core earnings for businesses sold or held for sale because such results could obscure the ability to compare period over period results for our ongoing businesses.
In addition to the above components of net income available to common stockholders that are excluded from core earnings, preferred stock dividends declared, which are excluded from net income available to common stockholders, are included in the determination of core earnings. Preferred stock dividends are a cost of financing more akin to interest expense on debt and are expected to be a recurring expense as long as the preferred stock is outstanding.
Net income (loss) and net income (loss) available to common stockholders are the most directly comparable U.S. GAAP measures to core earnings. Core earnings should not be considered as a substitute for net income (loss) or net income (loss) available to common stockholders and does not reflect the overall profitability of the Company’s business. Therefore, The Hartford believes that it is useful for investors to evaluate net income (loss), net income (loss) available to common stockholders, and core earnings when reviewing the Company’s performance. A reconciliation of net income (loss) available to common stockholders to core earnings is set forth on page 2.
Core earnings per share-This is a non-GAAP per share measure calculated using the non-GAAP financial measure core earnings rather than the GAAP measure net income. The Company believes that core earnings per share provides investors with a valuable measure of the Company's operating performance for the same reasons applicable to its underlying measure, core earnings. Net income (loss) available to common stockholders per share is the most directly comparable U.S. GAAP measure. Core earnings per share should not be considered as a substitute for net income (loss) available to common stockholders per share and does not reflect the overall profitability of the Company's business. Therefore, the Company believes that it is useful for investors to evaluate net income (loss) available to common stockholders per share and core earnings per share when reviewing our performance. A reconciliation of net income (loss) available to common stockholders per share to core earnings per share is set forth below.

BASIC EARNINGS PER SHARE

	THREE MONTHS ENDED							NINE MONTHS ENDED
	Sept 30 2022	Jun 30 2022	Mar 31 2022	Dec 31 2021	Sept 30 2021	Jun 30 2021	Mar 31 2021	Sept 30 2022	Sept 30 2021
Net Income available to common stockholders per share	$1.03	$1.33	$1.32	$2.14	$1.38	$2.54	$0.68	$3.70	$4.60
Adjustments made to reconcile net income available to common stockholders per share to core earnings per share:
Net realized losses (gains), excluded from core earnings, before tax	0.52	1.03	0.44	(0.63)	(0.20)	(0.42)	(0.21)	1.98	(0.83)
Restructuring and other costs, before tax	0.01	0.01	0.02	0.01	(0.03)	—	0.03	0.03	—
Loss on extinguishment of debt, before tax	—	0.03	—	—	—	—	—	0.03	—
Integration and other non-recurring M&A costs, before tax	0.02	0.02	0.02	0.01	0.02	0.10	0.03	0.05	0.15
Change in deferred gain on retroactive reinsurance, before tax	—	—	—	0.51	0.08	0.11	0.02	—	0.21
Income tax expense (benefit) on items excluded from core earnings	(0.12)	(0.24)	(0.11)	0.02	0.03	0.03	0.02	(0.46)	0.07
Core earnings per share	$1.46	$2.18	$1.69	$2.06	$1.28	$2.36	$0.57	$5.33	$4.20
Core earnings per diluted share-This non-GAAP per share measure is calculated using the non-GAAP financial measure core earnings rather than the GAAP measure net income. The Company believes that core earnings per diluted share provides investors with a valuable measure of the Company's operating performance for the same reasons applicable to its underlying measure, core earnings. Net income (loss) available to common stockholders per diluted common share is the most directly comparable GAAP measure. Core earnings per diluted share should not be considered as a substitute for net income (loss) available to common stockholders per diluted common share and does not reflect the overall profitability of the Company's business. Therefore, the Company believes that it is useful for investors to evaluate net income (loss) available to common stockholders per diluted common share and core earnings per diluted share when reviewing the Company's performance. A reconciliation of net income available to common stockholders per diluted share to core earnings per diluted share is set forth below.
DILUTED EARNINGS PER SHARE

	THREE MONTHS ENDED							NINE MONTHS ENDED
	Sept 30 2022	Jun 30 2022	Mar 31 2022	Dec 31 2021	Sept 30 2021	Jun 30 2021	Mar 31 2021	Sept 30 2022	Sept 30 2021
Net Income available to common stockholders per diluted share	$1.02	$1.32	$1.30	$2.10	$1.36	$2.51	$0.67	$3.65	$4.54
Adjustments made to reconcile net income available to common stockholders per diluted share to core earnings per diluted share:
Net realized losses (gains), excluded from core earnings, before tax	0.51	1.01	0.43	(0.61)	(0.19)	(0.41)	(0.21)	1.95	(0.82)
Restructuring and other costs, before tax	0.01	0.01	0.01	0.01	(0.03)	—	0.03	0.03	—
Loss on extinguishment of debt, before tax	—	0.03	—	—	—	—	—	0.03	—
Integration and other non-recurring M&A costs, before tax	0.02	0.02	0.01	0.01	0.02	0.10	0.02	0.05	0.15
Change in deferred gain on retroactive reinsurance, before tax	—	—	—	0.50	0.08	0.11	0.02	—	0.20
Income tax expense (benefit) on items excluded from core earnings	(0.12)	(0.24)	(0.09)	0.01	0.02	0.02	0.03	(0.45)	0.08
Core earnings per diluted share	$1.44	$2.15	$1.66	$2.02	$1.26	$2.33	$0.56	$5.26	$4.15
Book value per diluted share (excluding AOCI)-This is a non-GAAP per share measure that is calculated by dividing (a) common stockholders' equity, excluding AOCI, after tax, by (b) common shares outstanding and dilutive potential common shares. The Company provides this measure to enable investors to analyze the amount of the Company's net worth that is primarily attributable to the Company's business operations. The Company believes that excluding AOCI from the numerator is useful to investors because it eliminates the effect of items that can fluctuate significantly from period to period, primarily based on changes in interest rates. Book value per diluted share is the most directly comparable U.S. GAAP measure. Reconciliations of book value per common share and book value per diluted share to book value per common share, excluding AOCI and book value per diluted share, excluding AOCI, are set forth on page 1.
Core Earnings Return on Equity- The Company provides different measures of the return on stockholders' equity (ROE). Core earnings ROE is calculated based on non-GAAP financial measures. Core earnings ROE is calculated by dividing (a) the non-GAAP measure core earnings for the prior four fiscal quarters by (b) the non-GAAP measure average common stockholders' equity, excluding AOCI. Net income ROE is the most directly comparable U.S. GAAP measure. The Company excludes AOCI in the calculation of core earnings ROE to provide investors with a measure of how effectively the Company is investing the portion of the Company's net worth that is primarily attributable to the Company's business operations. The Company provides to investors return on equity measures based on its non-GAAP core earnings financial measure for the reasons set forth in the core earnings definition. A reconciliation of Net income (loss) ROE to Core earnings ROE is set forth below:

	LAST TWELVE MONTHS ENDED
	Sept 30 2022	Jun 30 2022	Mar 31 2022	Dec 31 2021	Sept 30 2021	Jun 30 2021	Mar 31 2021
Net income ROE	12.8%	13.1%	15.4%	13.1%	12.3%	12.3%	10.5%
Adjustments to reconcile net income (loss) ROE to core earnings ROE:
Net realized losses (gains), excluded from core earnings, before tax	2.9%	1.3%	(1.7%)	(2.8%)	(2.3%)	(1.9%)	(1.8%)
Restructuring and other costs, before tax	0.1%	—%	—%	—%	0.1%	0.7%	0.7%
Loss on extinguishment of debt, before tax	0.1%	0.1%	—%	—%	—%	—%	—%
Integration and other non-recurring M&A costs, before tax	0.1%	0.2%	0.3%	0.3%	0.4%	0.4%	0.3%
Change in deferred gain on retroactive reinsurance, before tax	1.1%	1.3%	1.5%	1.4%	1.6%	1.6%	1.8%
Income tax expense (benefit) on items not included in core earnings	(0.9%)	(0.6%)	(0.1%)	0.2%	(0.1%)	(0.3%)	(0.3%)
Impact of AOCI, excluded from denominator of core earnings ROE	(1.9%)	(1.4%)	(0.6%)	0.5%	0.5%	0.3%	(0.3%)
Core earnings ROE	14.3%	14.0%	14.8%	12.7%	12.5%	13.1%	10.9%
Common stockholders' equity, excluding AOCI- This non-GAAP measure is calculated as total stockholders' equity less preferred stock and AOCI. Total stockholders' equity is the most directly comparable GAAP measure. The Company provides this measure to enable investors to analyze the amount of the Company's net worth that is primarily attributable to the Company's business operations. The Company believes that excluding AOCI is useful to investors because it eliminates the effect of items that can fluctuate significantly from period to period, primarily based on changes in interest rates. A reconciliation of common stockholders' equity, excluding AOCI to its most directly comparable GAAP measure, total stockholders' equity, is set forth on page 4.
Total capitalization, excluding AOCI, net of tax- This non-GAAP measure is calculated as total debt plus total stockholders' equity, excluding the impacts of AOCI included in stockholders’ equity. Total capitalization, including AOCI, net of tax is the most directly comparable GAAP measure. Total debt to capitalization ratio excluding, AOCI is calculated by dividing total debt to total capitalization excluding, AOCI, net of tax. The Company provides this measure to enable investors to analyze the Company’s financial leverage. The Company believes that excluding AOCI is useful to investors because it eliminates the effect of items that can fluctuate significantly from period to period, primarily based on changes in interest rates. Reconciliations of capitalization metrics, are set forth on page 5.
Underwriting gain (loss)- The Hartford's management evaluates profitability of the Commercial and Personal Lines segments primarily on the basis of underwriting gain or loss. Underwriting gain (loss) is a before tax non-GAAP measure that represents earned premiums less incurred losses, loss adjustment expenses and underwriting expenses. Net income (loss) is the most directly comparable GAAP measure. Underwriting gain (loss) is influenced significantly by earned premium growth and the adequacy of The Hartford's pricing. Underwriting profitability over time is also greatly influenced by The Hartford's underwriting discipline, as management strives to manage exposure to loss through favorable risk selection and diversification, effective management of claims, use of reinsurance and its ability to manage its expenses. The Hartford believes that the measure underwriting gain (loss) provides investors with a valuable measure of profitability, before tax, derived from underwriting activities, which are managed separately from the Company's investing activities. Reconciliations of net income (loss) to underwriting gain (loss) for the Company's P&C businesses are set forth below.
Underlying underwriting gain (loss)-This non-GAAP measure of underwriting profitability represents underwriting gain (loss) before current accident year catastrophes, PYD and current accident year change in loss reserves upon acquisition of a business. The most directly comparable GAAP measure is net income (loss). The Company believes underlying underwriting gain (loss) is important to understand the Company’s periodic earnings because the volatile and unpredictable nature (i.e., the timing and amount) of catastrophes and prior accident year reserve development could obscure underwriting trends. The changes to loss reserves upon acquisition of a business are also excluded from underlying underwriting gain (loss) because such changes could obscure the ability to compare results in periods after the acquisition to results of periods prior to the acquisition as such trends are valuable to our investors' ability to assess the Company's financial performance. Reconciliation of net income (loss) to underlying underwriting gain (loss) for the Company's P&C businesses are set forth below.
PROPERTY & CASUALTY

	THREE MONTHS ENDED							NINE MONTHS ENDED
	Sept 30 2022	Jun 30 2022	Mar 31 2022	Dec 31 2021	Sept 30 2021	Jun 30 2021	Mar 31 2021	Sept 30 2022	Sept 30 2021
Net income	$256	$375	$468	$662	$430	$704	$251	$1,099	$1,385
Adjustments to reconcile net income to underlying underwriting gain:
Net investment income	(360)	(407)	(382)	(427)	(487)	(442)	(378)	(1,149)	(1,307)
Net realized losses (gains)	110	225	104	(136)	(57)	(56)	(53)	439	(166)
Net servicing and other expense (income)	(3)	(2)	2	(3)	(2)	(6)	(2)	(3)	(10)
Income tax expense	76	97	116	160	99	155	55	289	309
Underwriting gain (loss)	79	288	308	256	(17)	355	(127)	675	211
Current accident year catastrophes	293	123	98	22	300	128	214	514	642
Prior accident year development	(53)	(58)	(36)	29	90	(149)	229	(147)	170
Underlying underwriting gain	$319	$353	$370	$307	$373	$334	$316	$1,042	$1,023

COMMERCIAL LINES

	THREE MONTHS ENDED							NINE MONTHS ENDED
	Sept 30 2022	Jun 30 2022	Mar 31 2022	Dec 31 2021	Sept 30 2021	Jun 30 2021	Mar 31 2021	Sept 30 2022	Sept 30 2021
Net income	$286	$389	$383	$702	$357	$569	$129	$1,058	$1,055
Adjustments to reconcile net income to underlying underwriting gain:
Net servicing income	(2)	—	(1)	(2)	(2)	(7)	(2)	(3)	(11)
Net investment income	(315)	(356)	(333)	(372)	(421)	(382)	(327)	(1,004)	(1,130)
Net realized losses (gains)	95	198	91	(118)	(51)	(47)	(44)	384	(142)
Other expense	5	1	7	3	5	6	4	13	15
Income tax expense	84	101	95	174	82	122	24	280	228
Underwriting gain (loss)	153	333	242	387	(30)	261	(216)	728	15
Current accident year catastrophes	179	67	81	6	222	93	175	327	490
Prior accident year development	(42)	(88)	(33)	(114)	122	(105)	238	(163)	255
Underlying underwriting gain	$290	$312	$290	$279	$314	$249	$197	$892	$760
PERSONAL LINES

	THREE MONTHS ENDED							NINE MONTHS ENDED
	Sept 30 2022	Jun 30 2022	Mar 31 2022	Dec 31 2021	Sept 30 2021	Jun 30 2021	Mar 31 2021	Sept 30 2022	Sept 30 2021
Net income (loss)	$(36)	$6	$77	$81	$51	$118	$135	$47	$304
Adjustments to reconcile net income (loss) to underlying underwriting gain:
Net servicing income	(5)	(4)	(4)	(4)	(6)	(5)	(4)	(13)	(15)
Net investment income	(31)	(35)	(33)	(38)	(44)	(40)	(35)	(99)	(119)
Net realized losses (gains)	11	18	9	(12)	(4)	(6)	(7)	38	(17)
Other expense (income)	(1)	1	—	(1)	1	—	—	—	1
Income tax (benefit)	(10)	1	20	19	12	29	35	11	76
Underwriting gain (loss)	(72)	(13)	69	45	10	96	124	(16)	230
Current accident year catastrophes	114	56	17	16	78	35	39	187	152
Prior accident year development	(11)	—	(3)	(31)	(27)	(44)	(42)	(14)	(113)
Underlying underwriting gain	$31	$43	$83	$30	$61	$87	$121	$157	$269

P&C OTHER OPERATIONS

	THREE MONTHS ENDED							NINE MONTHS ENDED
	Sept 30 2022	Jun 30 2022	Mar 31 2022	Dec 31 2021	Sept 30 2021	Jun 30 2021	Mar 31 2021	Sept 30 2022	Sept 30 2021
Net income (loss)	$6	$(20)	$8	$(121)	$22	$17	$(13)	$(6)	$26
Adjustments to reconcile net income to underlying underwriting gain (loss):
Net investment income	(14)	(16)	(16)	(17)	(22)	(20)	(16)	(46)	(58)
Net realized losses (gains)	4	9	4	(6)	(2)	(3)	(2)	17	(7)
Other income	—	—	—	1	—	—	—	—	—
Income tax expense (benefit)	2	(5)	1	(33)	5	4	(4)	(2)	5
Underwriting gain (loss)	(2)	(32)	(3)	(176)	3	(2)	(35)	(37)	(34)
Prior accident year development	—	30	—	174	(5)	—	33	30	28
Underlying underwriting loss	$(2)	$(2)	$(3)	$(2)	$(2)	$(2)	$(2)	$(7)	$(6)
Underlying combined ratio-This non-GAAP financial measure of underwriting results represents the combined ratio before catastrophes, prior accident year development and current accident year change in loss reserves upon acquisition of a business. Combined ratio is the most directly comparable GAAP measure. The underlying combined ratio represents the combined ratio for the current accident year, excluding the impact of current accident year catastrophes and current accident year change in loss reserves upon acquisition of a business. The Company believes this ratio is an important measure of the trend in profitability since it removes the impact of volatile and unpredictable catastrophe losses and prior accident year loss and loss adjustment expense reserve development. The changes to loss reserves upon acquisition of a business are excluded from underlying combined ratio because such changes could obscure the ability to compare results in periods after the acquisition to results of periods prior to the acquisition as such trends are valuable to our investors' ability to assess the Company's financial performance. A reconciliation of the combined ratio to the underlying combined ratio for Property & Casualty, Commercial Lines, and Personal Lines is set forth on pages 10, 13 and 17, respectively.

Core earnings margin- The Hartford uses the non-GAAP measure core earnings margin to evaluate, and believes it is an important measure of, the Group Benefits segment's operating performance. Core earnings margin is calculated by dividing core earnings by revenues, excluding buyouts and realized gains (losses). Net income margin, calculated by dividing net income by revenues, is the most directly comparable U.S. GAAP measure. The Company believes that core earnings margin provides investors with a valuable measure of the performance of Group Benefits because it reveals trends in the business that may be obscured by the effect of buyouts and realized gains (losses) as well as other items excluded in the calculation of core earnings. Core earnings margin should not be considered as a substitute for net income margin and does not reflect the overall profitability of Group Benefits. Therefore, the Company believes it is important for investors to evaluate both core earnings margin and net income margin when reviewing performance. A reconciliation of net income margin to core earnings margin is set forth below.

	THREE MONTHS ENDED							NINE MONTHS ENDED
	Sept 30 2022	Jun 30 2022	Mar 31 2022	Dec 31 2021	Sept 30 2021	Jun 30 2021	Mar 31 2021	Sept 30 2022	Sept 30 2021
Net income margin	5.4%	6.6%	(0.4)%	2.6%	1.8%	10.7%	0.6%	3.9%	4.4%
Adjustments to reconcile net income margin to core earnings margin:
Net realized losses (gains) excluded from core earnings, before tax	2.3%	4.1%	1.0%	(4.3)%	(0.9)%	(1.7)%	(1.1)%	2.5%	(1.3)%
Integration and other non-recurring M&A costs, before tax	0.1%	0.1%	0.1%	0.1%	0.1%	0.1%	0.1%	0.1%	0.1%
Income tax expense (benefit)	(0.6)%	(1.0)%	(0.2)%	0.8%	0.2%	0.4%	0.2%	(0.6)%	0.3%
Core earnings margin	7.2%	9.8%	0.5%	(0.8)%	1.2%	9.5%	(0.2)%	5.9%	3.5%
Return on Assets ("ROA"), Core Earnings- The Company uses this non-GAAP financial measure to evaluate, and believes is an important measure of, the Hartford Funds segment’s operating performance. ROA, core earnings is calculated by dividing annualized core earnings by a daily average AUM. ROA is the most directly comparable U.S. GAAP measure. The Company believes that ROA, core earnings, provides investors with a valuable measure of the performance of the Hartford Funds segment because it reveals trends in our business that may be obscured by the effect of items excluded in the calculation of core earnings. ROA, core earnings, should not be considered as a substitute for ROA and does not reflect the overall profitability of our Hartford Funds business. Therefore, the Company believes it is important for investors to evaluate both ROA, and ROA, core earnings when reviewing the Hartford Funds segment performance. A reconciliation of ROA to ROA, core earnings is set forth below.

	THREE MONTHS ENDED							NINE MONTHS ENDED
	Sept 30 2022	Jun 30 2022	Mar 31 2022	Dec 31 2021	Sept 30 2021	Jun 30 2021	Mar 31 2021	Sept 30 2022	Sept 30 2021
Return on Assets ("ROA")	12.6	9.9	11.2	15.8	14.4	13.8	13.1	11.2	13.8
Adjustments to reconcile ROA to ROA, core earnings:
Effect of net realized losses (gains), excluded from core earnings, before tax	2.8	3.9	2.4	(0.8)	0.8	(0.5)	(0.5)	3.0	(0.1)
Effect of income tax expense (benefit)	(0.9)	(0.9)	(0.3)	0.3	(0.2)	0.3	—	(0.7)	—
Return on Assets ("ROA"), core earnings	14.5	12.9	13.3	15.3	15.0	13.6	12.6	13.5	13.7

Net investment income, excluding limited partnerships and other alternative investments- This non-GAAP measure is the amount of net investment income, on a Consolidated, P&C or Group Benefits level earned from invested assets, excluding the net investment income related to limited partnerships and other alternative investments. The Company believes that net investment income, excluding limited partnerships and other alternative instruments, provides investors with an important measure of the trend in investment earnings because it excludes the impact of the volatility in returns related to limited partnerships and other alternative instruments. Net investment income is the most directly comparable GAAP measure. A reconciliation of net investment income to net investment income, excluding limited partnerships and other alternative investments is set forth below.
CONSOLIDATED

	THREE MONTHS ENDED							NINE MONTHS ENDED
	Sept 30 2022	Jun 30 2022	Mar 31 2022	Dec 31 2021	Sept 30 2021	Jun 30 2021	Mar 31 2021	Sept 30 2022	Sept 30 2021
Total net investment income	$487	$541	$509	$573	$650	$581	$509	$1,537	$1,740
Adjustment for loss (income) from limited partnerships and other alternative investments	(62)	(158)	(126)	(170)	(259)	(191)	(112)	(346)	(562)
Net investment income excluding limited partnerships and other alternative investments	$425	$383	$383	$403	$391	$390	$397	$1,191	$1,178
PROPERTY & CASUALTY

	THREE MONTHS ENDED							NINE MONTHS ENDED
	Sept 30 2022	Jun 30 2022	Mar 31 2022	Dec 31 2021	Sept 30 2021	Jun 30 2021	Mar 31 2021	Sept 30 2022	Sept 30 2021
Total net investment income	$360	$407	$382	$427	$487	$442	$378	$1,149	$1,307
Adjustment for loss (income) from limited partnerships and other alternative investments	(44)	(123)	(97)	(137)	(198)	(151)	(84)	(264)	(433)
Net investment income excluding limited partnerships and other alternative investments	$316	$284	$285	$290	$289	$291	$294	$885	$874
GROUP BENEFITS

	THREE MONTHS ENDED							NINE MONTHS ENDED
	Sept 30 2022	Jun 30 2022	Mar 31 2022	Dec 31 2021	Sept 30 2021	Jun 30 2021	Mar 31 2021	Sept 30 2022	Sept 30 2021
Total net investment income	$117	$130	$123	$128	$159	$136	$127	$370	$422
Adjustment for loss (income) from limited partnerships and other alternative investments	(18)	(35)	(29)	(33)	(61)	(40)	(28)	(82)	(129)
Net investment income excluding limited partnerships and other alternative investments	$99	$95	$94	$95	$98	$96	$99	$288	$293

Annualized investment yield, excluding limited partnerships and other alternative investments-This non-GAAP measure is calculated as (a) the annualized net investment income, on a Consolidated, P&C or Group Benefits level, excluding limited partnerships and other alternative investments, divided by (b) the monthly average invested assets at amortized cost, excluding repurchase agreement and securities lending collateral, derivatives book value, and limited partnerships and other alternative investments. The Company believes that annualized investment yield, excluding limited partnerships and other alternative investments, provides investors with an important measure of the trend in investment earnings because it excludes the impact of the volatility in returns related to limited partnerships and other alternative investments. Annualized investment yield is the most directly comparable GAAP measure. A reconciliation of annualized investment yield to annualized investment yield, excluding limited partnerships and other alternative investments is set forth below.
CONSOLIDATED

	THREE MONTHS ENDED							NINE MONTHS ENDED
	Sept 30 2022	Jun 30 2022	Mar 31 2022	Dec 31 2021	Sept 30 2021	Jun 30 2021	Mar 31 2021	Sept 30 2022	Sept 30 2021
Annualized investment yield	3.5%	3.9%	3.6%	4.1%	4.8%	4.4%	3.8%	3.7%	4.3%
Adjustment for loss (income) from limited partnerships and other alternative investments	(0.2)%	(0.9)%	(0.7)%	(1.0)%	(1.8)%	(1.3)%	(0.7)%	(0.6)%	(1.2)%
Annualized investment yield excluding limited partnerships and other alternative investments	3.3%	3.0%	2.9%	3.1%	3.0%	3.1%	3.1%	3.1%	3.1%
PROPERTY & CASUALTY

	THREE MONTHS ENDED							NINE MONTHS ENDED
	Sept 30 2022	Jun 30 2022	Mar 31 2022	Dec 31 2021	Sept 30 2021	Jun 30 2021	Mar 31 2021	Sept 30 2022	Sept 30 2021
Annualized investment yield	3.4%	3.9%	3.7%	4.2%	4.8%	4.5%	3.9%	3.7%	4.4%
Adjustment for loss (income) from limited partnerships and other alternative investments	(0.1)%	(1.0)%	(0.8)%	(1.2)%	(1.8)%	(1.4)%	(0.7)%	(0.7)%	(1.3)%
Annualized investment yield excluding limited partnerships and other alternative investments	3.3%	2.9%	2.9%	3.0%	3.0%	3.1%	3.2%	3.0%	3.1%
GROUP BENEFITS

	THREE MONTHS ENDED							NINE MONTHS ENDED
	Sept 30 2022	Jun 30 2022	Mar 31 2022	Dec 31 2021	Sept 30 2021	Jun 30 2021	Mar 31 2021	Sept 30 2022	Sept 30 2021
Annualized investment yield	4.0%	4.4%	4.2%	4.4%	5.4%	4.7%	4.4%	4.2%	4.8%
Adjustment for loss (income) from limited partnerships and other alternative investments	(0.4)%	(1.0)%	(0.8)%	(1.0)%	(1.9)%	(1.2)%	(0.9)%	(0.7)%	(1.3)%
Annualized investment yield excluding limited partnerships and other alternative investments	3.6%	3.4%	3.4%	3.4%	3.5%	3.5%	3.5%	3.5%	3.5%